UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-04767

EAGLE GROWTH & INCOME FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

RICHARD J. ROSSI, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K & L Gates LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1.	Reports to Shareholders

Semiannual Report

and Investment Performance Review for the
six-month period ended April 30, 2010 (unaudited)

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Investment Grade Bond Fund

Eagle Large Cap Core Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Core Value Fund

Eagle Small Cap Growth Fund

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President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 4
Eagle International Equity Fund 6
Eagle Investment Grade Bond Fund8
Eagle Large Cap Core Fund 10
Eagle Mid Cap Growth Fund 12
Eagle Mid Cap Stock Fund 14
Eagle Small Cap Core Value Fund 16
Eagle Small Cap Growth Fund 18
Investment Portfolios
Eagle Capital Appreciation Fund 20
Eagle Growth & Income Fund 20
Eagle International Equity Fund 22
Eagle Investment Grade Bond Fund26
Eagle Large Cap Core Fund 28
Eagle Mid Cap Growth Fund 29
Eagle Mid Cap Stock Fund 30
Eagle Small Cap Core Value Fund 31
Eagle Small Cap Growth Fund 33

Statements of Assets and Liabilities 36
Statements of Operations 38
Statements of Changes in Net Assets 40
Financial Highlights 42
Notes to Financial Statements 46
Understanding Your Ongoing Costs 57
Principal Risks 59

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the semiannual report and investment performance review of the Eagle Family of Funds for the six months ended April 30, 2010 (the “reporting period”).

Major U.S. stock indexes posted solid gains during the reporting period, extending the rally that began in early March 2009, as investors were encouraged by low inflation, strong earnings, and low interest rates. Some positive economic indicators, along with the strength in corporate America, had led to long-term optimism, even amid near-term caution and volatility.

Internationally, most markets posted solid returns reflecting some signs of improvement in the economic environment. Emerging markets outpaced developed markets, with the notable exception of China, which barely remained in positive territory. The debt crisis in Greece and Portugal has created uncertainty in domestic and foreign markets. There is concern that the problems in Greece and Portugal may spread to other European countries with similar fiscal positions.

In the commentaries that follow, each fund’s portfolio managers discuss the specific performance in their funds. While performance during the reporting period was encouraging and positive signs of economic growth are present, it bears remembering that markets can be quite volatile. Recoveries are seldom in a straight line and investors can expect challenges along the way as the year unfolds.

Market corrections and movement can create opportunities for long-term, fundamental stock picking over time.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds. Our website also has timely information about the Funds, including performance and portfolio holdings.

Finally, on March 12, 2010, I was appointed president of the Funds by their Boards of Trustees. I have been with Eagle Asset Management, Inc., the Funds’ investment adviser, since 2000 and assumed the role of president and co-chief operating officer last year. I am grateful for your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

June 15, 2010

1

Performance Summary and Commentary
Eagle Capital Appreciation Fund

Meet the managers  |   Steven M. Barry and David G. Shell, CFA®, are Chief Investment Officers and Senior Portfolio Managers at Goldman Sachs Asset Management L.P. and have been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Shell and Mr. Barry have been affiliated with the Fund since 1987 and 1999, respectively. Both Portfolio Managers have more than 20 years of investment experience.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 14.22% (excluding front-end sales charges) during the six-month period ended April 30, 2010, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 15.79%. The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Fund delivered strong absolute performance during the six-month reporting period. The Fund’s top performing sectors were consumer discretionary and financials. While all market sectors posted positive returns, the Fund’s weakest returns were in the materials, consumer staples and health care sectors.

The Fund trailed its benchmark, the Russell 1000® Growth Index, during the period. The Fund had a significant underweight in the top performing industrials sector, while weakness in selected health care stocks detracted from performance. On the positive side, stock selection in the information technology sector and an overweight position in the strong telecommunications sector contributed to results.

Under performers  |  Pharmaceutical manufacturer Baxter International, Inc. detracted from performance. Shares of Baxter fell after the company trimmed its guidance for 2010 due to a weaker outlook for its bioscience (blood plasma) business. Competition in the blood plasma market has increased, making it more difficult for Baxter to price its products at a premium. While we expect uncertainty in the plasma business to remain an overhang in the near-term, we continue to hold the stock in the Fund as we believe the company trades at an attractive valuation due to its robust product pipeline and its market leading franchise.

Retailer Staples, Inc. traded down after the company reported fourth quarter earnings and provided full year 2010 guidance that disappointed investors. In our view, the company is making investments in new business and processes that should strengthen its brand and position it for growth over the long-term. The Fund still owns the stock.

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

Financial holding company Morgan Stanley detracted from performance during the period and we exited our position. While we continue to like the business for its diverse product offering and strong balance sheet, we have greater conviction in Northern Trust. Consequently, we decided to exit our position in Morgan Stanley to initiate a position in Northern Trust, which we believe offers greater upside potential over the next three to five years.

Suncor Energy Inc., an oil exploration firm, detracted from performance and we exited our position. Suncor has had some operational issues in the past several months and we now have lower confidence it will be able to meet its production guidance. While we continue to like Suncor longer term, we believe there are more attractive investment opportunities in the energy space.

Gilead Sciences Inc., a biopharmaceuticals company, detracted from performance as uncertainty around health care reform weighed on the stock. We continue to have conviction in the company as we believe it is well positioned within the biotechnology industry, holding dominant market share in several niche areas. Specifically, Gilead produces the most commonly used treatments for HIV/AIDS and is continually developing improved antiretroviral therapies to maintain its advantage. We continue to hold the stock in the Fund.

Top performers  |  Wireless tower company Crown Castle International Corporation contributed to performance after reporting positive earnings. Shares rose after one of their major customers, Clearwire, made a significant investment to further build out its new wireless network. As the wireless space continues to expand, we believe that our wireless tower businesses are well positioned given their dominant market share in an industry with high barriers to entry. The Fund continues to hold the stock.

Apple Inc. contributed to performance after posting second quarter earnings that were significantly ahead of consensus. The strong results were driven by record iPhone sales of nearly 9 million units, a 131% jump from the second quarter last year. We continue to hold the stock in the Fund as we have conviction in Apple’s expanding product lineup, including the recent introduction of the iPad, and believe the stock is attractively valued.

CB Richard Ellis Group, Inc., the world’s leading commercial real estate services firm, contributed to performance after reporting fourth quarter results that exceeded expectations. Sales and leasing revenues increased year-over-year and margins showed significant improvement driven by well executed cost cutting efforts. Furthermore, the company’s management team expressed increasing optimism that the real estate markets are nearing an inflection point. While the timing of a recovery remains uncertain, we believe CB Richard Ellis is well positioned to take market share and generate significant operating leverage. We continue to hold the stock in the Fund.

Broadcom Corporation, a global leader in semiconductors for wired and wireless communications, contributed to performance. Shares rose after the company reported better than expected fourth quarter earnings and issued positive first quarter sales guidance. We continue to maintain our long-term conviction in the name and hold the stock in the Fund as we believe that Broadcom is well positioned to gain market share from its peers due to its strong portfolio of multi integrated semiconductor chips.

Software company Oracle Corporation contributed to performance after reporting strong quarterly results and providing an encouraging outlook. The company’s software license revenues and product support revenues were above expectation as demand has improved. We believe that the acquisition of Sun Microsystems should complement Oracle’s product portfolio and strengthen its long-term industry position. The Fund continues to own the stock.

3

Performance Summary and Commentary
Eagle Growth & Income Fund

Meet the managers  |  William V. Fries, CFA®, Managing Director, and Cliff Remily, CFA®, of Thornburg Investment Management, Inc. are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Mr. Fries has more than 40 years of investment experience and has been Portfolio Manager/Co-Portfolio Manager since 2001. Mr. Remily was named Co-Portfolio Manager in January 2009 and has more than 10 years of industry experience.

Investment highlights  |  The Fund invests primarily in domestic equity securities (primarily common stocks). The Fund’s portfolio managers look for promising investments that can be purchased at a discount to their estimate of each investment’s intrinsic value. They seek investments that deliver a competitive total return over normal investment time horizons. Holdings are classified in three categories: basic value, consistent earners and emerging franchises as a means of structuring diversification. Dividends and dividend growth are a consideration in stock selection and may include stocks outside the traditional dividend paying areas.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 10.78% (excluding front-end sales charges) during the six-month period ended April 30, 2010, underperforming the Fund’s benchmark index, which returned 15.66% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  On an absolute basis, the Fund posted strong returns during the reporting period. We believe the actions taken during and since the downturn of 2008 and early 2009 solidly positioned the portfolio for the current market. All market sectors posted positive returns for the reporting period, with the financials, information technology, and consumer discretionary sectors making the greatest contributions to the Fund’s total return. The Fund’s investments in the telecommunication services, energy and utilities sectors lagged the Fund as a whole.

The Fund’s exposure to fixed-income was dramatically reduced over the reporting period from 13% to roughly 1.5% as many of the holdings approached price targets. The decision to invest in bonds was opportunistic given the market conditions in 2009. In general, we continued to see strong price appreciation in our bond portfolios and made the transition away from fixed income back into more attractive equities that are uncovered through our fundamental, bottom-up research process.

The Fund underperformed its benchmark index, the S&P 500 Index, during the reporting period. Relative to the benchmark, the Fund benefited from an overweight allocation to the financials sector, particularly with banking stocks. Detracting from relative performance were the telecommunication services, industrials, consumer discretionary and healthcare sectors. The telecommunication services sector was the weakest performing sector and the Fund had negative stock selection coupled with a significant overweight position. In industrials, the Fund’s material underweight position damped the effect of strong stock selection. In consumer discretionary, an underweight position and stock selection detracted from relative performance. Finally, in healthcare, negative stock selection hurt performance relative to the benchmark.

4

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

Because we have the flexibility to vary widely from benchmark sector weights, the relative size of our investments in a sector can often cause short-term over- or under-performance. However, we believe that, over the long-term, our bottom-up approach and basket diversification allow individual stock picking to be a more important driver of performance than sector allocation.

Under performers  |   Shares of Telefonica SA, a telecommunication services provider in Europe and Latin America, declined due to concerns over the European debt crisis as well as a growing perception the firm has a maturing revenue stream in an increasingly competitive market. In Europe, sovereign debt issues continue to arise as Greece looks to refinance its debt commitments and investors grow increasingly concerned about fiscal deficits in Italy, Spain, and other European countries. The Fund continues to hold the stock.

AXA SA has three main businesses, annuity and life insurance, property and casualty insurance and asset management. The annuity business, which is core to our investment thesis, is in recovery mode on the strength of newly configured products. The other segments have improved but are still not contributing to their potential, as the property & casualty business needs firmer pricing to return to its former profit levels and asset management continues to experience net outflows, albeit at a declining rate. Financial turmoil in Europe related to Greece, potential austerity measures in a number of countries and the company’s investment exposure (manageable but a meaningful percent of tangible equity capital), hangs over the stock as investors evaluate solvency and capital strength of financial institutions. We continue to hold the stock in the Fund as we believe the valuation imbeds most of the negatives and little of the potential.

Drug manufacturer Actelion Pharmaceuticals Ltd. announced disappointing results in a trial for their existing drug Tracleer in a new indication (Idiopathic Pulmonary Fibrosis). While positive results in this trial would have been great news, we continue to believe that the company looks reasonably valued on its currently approved products and has a number of very exciting new treatments in its pipeline. We continue to hold the stock in the Fund.

Weak natural gas prices have had a negative impact on energy producer ENI SpA. However, we believe the company is well positioned to maintain its attractive dividend and grow its earnings power over the longer term. As such, the Fund continues to hold the stock.

Brazilian stock exchange BM&F Bovespa S.A. has seen its equity trading business recover from last year’s lows, but improvement in the derivatives business up until this most recent quarter has been sluggish. Additionally, general macro concerns have arisen over the Brazilian government’s attempts to restrict the inflow of foreign capital, the possibility of further interest rate increases in Brazil, and the impact to financial service stocks from recent turmoil in Europe. The Fund continues to own the stock.

Top performers  |  Fifth Third Bancorp, a diversified financial services holding company, increased in value as the company’s balance sheet continued to heal and fears surrounding the company’s ability to manage their leverage subsided. The Fund continues to hold the stock.

Aircraft manufacturer Boeing Company successfully tested its 787 Dreamliner aircraft during the period. The 787 represents a tremendous future revenue and earnings opportunity for Boeing, and successful progress of this program, as well as the strengthening global economy, rewarded shareholders smartly during the period. The Fund continues to hold the stock.

Telecommunication services provider Comcast Corporation performed well during the period. Recently, the Federal Communications Commission announced that the regulatory regime surrounding broadband internet access may change. While the FCC claims they will not regulate pricing in the industry under the new regime, investors are skeptical. We continue to hold the stock in the Fund.

Baidu, Inc. is the leader in Chinese language internet search. It saw its share price increase as the company’s largest competitor, Google, announced plans to exit the Chinese internet advertising business. The Fund continues to own the stock.

Software provider Amdocs Ltd. announced very strong earnings in the December quarter which helped drive price appreciation. Not only did the firm outperform expectations on the top and bottom line, but they issued very strong guidance indicating a return to growth for the company. The Fund continues to hold the stock.

5

Performance Summary and Commentary
Eagle International Equity Fund

Meet the managers  |   Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its affiliate, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA®, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s portfolio managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |   The Fund’s Class A shares returned 4.76% (excluding front-end sales charges) during the six-month period ended April 30, 2010, underperforming the Fund’s benchmark index, which returned 5.76% during the same period. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex- US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |   For the reporting period, the Fund lagged behind its benchmark. Stock selection in emerging markets detracted as did the Fund’s underweight to and stock selection in Japan, while UK stock selection was positive. Within Continental Europe, the decision to underweight banks in Spain and Greece was positive. Additionally, the decision to hedge a portion of the Fund’s Euro exposure back to the US dollar contributed to results.

Stock selection in China and South Korea detracted from relative performance. In particular, China Construction Bank Corp and Industrial & Commercial Bank of China Ltd underperformed. However, positions held in India outperformed the benchmark, particularly ICICI Bank Ltd, iShares MSCI India Index Fund, Tata Motors Ltd and HDFC Bank Ltd. Within Central and Eastern Europe, the Ukraine, Russia and Hungary positively contributed to performance, including positions in Ukraine Social Bank (Ukraine) and OTP Bank (Hungary).

From a sector perspective, information technology underperformed the benchmark, due primarily to two positions in Taiwan. Weakness in Gazprom ADS and Lukoil ADS (Russia) as well as OMV AG (Austria) contributed to absolute and relative underperformance in the energy sector. On a positive note, companies held within materials outperformed, including Rio Tinto Ltd (Australia), Rio Tinto PLC and Xstrata PLC (UK) as well as Norilsk Nickel (Russia). Within financials, positions held in Lloyds Banking Group PLC and HSBC Holdings PLC (UK) had a positive effect; however, the Fund’s positions in Mediobanca Banca di Credito Finanziario and Unicredito Italiano (Italy) and BNP Paribas (France) underperformed. Finally, within consumer staples, shares of Imperial Tobacco Group PLC and Reckitt Benckiser Group PLC underperformed.

The core European markets, particularly those highly leveraged to global trade, (particularly Germany, France and the Netherlands) are running lower deficits and are in better structural positions than their southern neighbors, the epicenter of the turmoil. We have taken several defensive measures within the Fund in light of the sovereign debt debacle. We find ourselves once again in an environment where macro factors are driving markets, and the solutions lie in government and

6

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

central bank policy changes. We hold no positions in the banks or insurers within Portugal, Ireland, Greece and Spain and are underweight financials globally versus the benchmark. We have reduced our exposure to materials and other cyclical companies, although we have directed some of the proceeds toward gold mining companies as well as small positions in gold exchange-traded funds (ETFs). On the currency front, we have a hedge against Euro weakness and have hedges in place against weakening emerging European currencies and those of some small developed European currencies. We are favoring globally-oriented or export-focused firms as well as defensive growth companies with strong brands, especially those that have exposure to the growth potential of emerging markets. This currently includes the consumer staples sector and pharmaceutical industry. We also are focused on European capital goods and industrial companies including airports, cement and those involved in trucking, logistics and electrical equipment. Finally, the Fund is overweight in Central and Eastern European markets, including Russia.

The Fund is underweight to Japan because of demographic, debt and political issues. Within emerging Asia, we found several technology companies attractive, including several in Taiwan and South Korea, as the region continues to achieve global dominance in an industry that we believe would benefit from the global capital expenditure cycle. Within India, the Fund’s holdings are in companies leveraged to the long-term infrastructure build-out, with particular focus on steel, engineering and cement companies as well as private sector banks. In China, we are avoiding the banking sector, given an overheated real estate market. Instead, the Fund’s holdings are focused on the domestic consumer, amid structural changes in China toward a more consumption-driven economy.

7

Performance Summary and Commentary
Eagle Investment Grade Bond Fund

Meet the managers  |   James C. Camp, CFA®, a Managing Director at Eagle Asset Management (“Eagle”) and Joseph Jackson, CFA®, have been Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) since its inception on March 1, 2010, and are jointly responsible for the day-to-day management of the Fund’s investment portfolio.

Investment highlights  |  The Fund invests primarily in investment grade fixed income securities. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the Fund’s portfolio manager. The average portfolio duration of the Fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The Fund expects to invest in a variety of fixed income securities including, but not limited to corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper; bank certificates of deposit; debt securities issued by states or local governments and their agencies; obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities (such as the European Union); obligations issued or guaranteed by the U.S. Government and its agencies; mortgage-backed securities and asset-backed securities; commercial real estate securities; and floating rate instruments.

This Morningstar Style Box™ shows the credit quality and the duration of the Fund’s investments.

Performance summary  |  The Fund’s Class A shares returned 0.70% (excluding front-end sales charges) from March 1, 2010 (commencement of operations) to April 30, 2010, outperforming its benchmark index, which returned 0.58% during the same period. The Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index, includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Fund commenced operations on March 1, 2010. During the two months of operations covered by the reporting period, there was a high level of bond issuance and liquidity in the marketplace. This allowed us to invest the Fund’s assets quickly and efficiently. Further, since the Fund was in the start-up phase, there was low turnover during the period.

On an absolute basis, the Fund’s corporate bond holdings led performance during the period. In particular, holdings in the industrials sector outpaced those in the financials and utilities sectors. Due to falling interest rates, longer duration bonds outperformed those with shorter maturities.

For the reporting period, the Fund outperformed its benchmark index. The biggest contributor to relative performance was that the Fund maintained a longer average duration in its Treasury holdings than the benchmark while interest rates fell during the reporting period. In particular, the Fund’s overweight and longer duration positions in industrials and utilities contributed to performance. The Fund also benefited from its holdings in commercial mortgage backed securities (CMBS), which outperformed the benchmark. Detracting from relative performance was the Fund’s underweight and underperforming holdings in financials.

Top performers  |  Pharmaceutical manufacturers Pfizer, Inc. and Amgen, Inc. were both strong performers during the period. The passage of the healthcare bill was viewed by the market as a positive for the future earnings potential of these firms. The Fund continues to hold these bonds.

Barrick Gold Corporation, a mining company, performed well due to the high price of gold during the reporting period. The Fund continues to hold the bond.

8

Performance Summary and Commentary
Eagle Investment Grade Bond Fund (cont’d)

The Fund’s U.S. Treasury Note maturing in 2017 helped Fund performance as longer duration Treasuries rallied during the period. The Fund continues to hold the bond.

The Fund’s holding in Ginnie Mae was also a top performer because we were able to buy the security at a favorable price. We continue to hold the bond in the Fund.

Under performers  |  The Fund’s position in software firm CA, Inc. lagged on rumors that the firm is a buyout target. The Fund continues to hold the position.

Telecommunications firm Verizon Communications, Inc. trailed the market as it is a short duration holding in a low risk firm. The broad market rally favored longer duration bonds of higher risk. The Fund sold this bond, maturing in 2012, and purchased a longer duration Verizon issue maturing in 2019.

Investment bank Goldman Sachs Group, Inc. declined following the announcement of SEC fraud charges in connection with a 2007 synthetic sub-prime mortgage derivative deal. The Fund continues to own the bond.

A Fannie Mae 2006 series bond, maturing in 2033, hurt performance as a significant number of loans were bought back by the company at a discount. The Fund still owns the bond.

The Fund’s U.S. Treasury Note maturing in 2013 hurt performance as short duration Treasuries performed poorly in March and April. We continue to own the bond in the Fund.

9

Performance Summary and Commentary
Eagle Large Cap Core Fund

Meet the managers  |   Richard Skeppstrom, John “Jay” Jordan, CFA®, Craig Dauer, CFA®, and Robert Marshall at Eagle Asset Management, Inc. (“Eagle”) have been Co-Portfolio Managers of the Eagle Large Cap Core Fund (the “Fund”) since its inception in 2005. Mr. Skeppstrom is a Managing Director at Eagle and has 19 years of investment experience. Mr. Jordan, Mr. Dauer and Mr. Marshall have 19,16 and 23 years of investment experience, respectively.

Investment highlights  |  The Fund invests primarily in common stocks. When identifying investments for the Fund, the portfolio managers use a “bottom-up” research process that is combined with a proprietary relative-valuation discipline. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In general, the portfolio managers seek to select securities, that, at the time of purchase, have above-average expected returns and at least one of the following characteristics: projected earnings growth rate at or above the benchmark index, above-average earnings quality and stability, or a price-to-earnings ratio comparable to the benchmark index.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 14.08% (excluding front-end sales charges) during the six-month period ended April 30, 2010 underperforming the Fund’s benchmark index, which returned 15.66% during the same period. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Fund performed well during the reporting period, with particularly strong absolute returns from its holdings in the telecommunication services, consumer discretionary and industrials sectors. In telecommunication services, the Fund benefited from a single holding in the wireless telecommunications services industry that outperformed the Fund’s other holdings. In consumer discretionary, holdings in the multiline retail (e.g. department stores), media and specialty retail industries all performed well. In industrials, the Fund’s strong performing holdings were in the industrial conglomerates, machinery and aerospace & defense industries. Absolute performance was hindered by a single holding in the consumer staples sector, which posted a negative return.

The Fund slightly underperformed its benchmark index during the period, primarily due to stock selection in the consumer staples sector. In addition, the Fund’s holdings in the strong performing industrials sector detracted from relative performance. Finally, a few underperforming stocks in the overweighted information technology sector held back Fund performance. Relative performance was helped by strong stock selection in the telecommunication services, energy and health care sectors. The Fund also benefited from a lack of holdings in the underperforming utilities sector and an overweight position in the strong performing consumer discretionary sector.

Under performers  |  Pharmacy services company CVS Caremark Corporation announced additional large contract losses in its pharmacy benefits management (PBM) business. We sold the Fund’s holdings because we were not satisfied with management’s explanations for the contract losses and were unable to independently gauge how impaired the PBM business might be.

Shares of the investment bank Goldman Sachs Group, Inc. declined following the announcement of SEC fraud charges in connection with a 2007 synthetic sub-prime mortgage derivative deal. The Fund continues to hold the stock as we feel that the firm maintains a strong position in a consolidating industry and the stock is attractively valued.

BP PLC, an oil exploration firm, saw its shares fall on liability concerns associated with the recent Deepwater Horizon oil spill

10

Performance Summary and Commentary
Eagle Large Cap Core Fund (cont’d)

in the Gulf of Mexico. The fallout from this accident offset improving fundamentals within its exploration and production business. The Fund held the stock at the end of the reporting period pending analysis of its potential liability resulting from the spill.

Exxon Mobil Corporation underperformed as its defensive characteristics, including stability and financial strength, remained out of favor in a strong equity return environment driven by exceptional earnings growth. The Fund continues to hold the stock for its solid fundamentals and attractive valuation.

The stock price of computer games developer Activision Blizzard, Inc. declined on the news that several members of its game studio (Infinity Ward) which produced the hit game Modern Warfare 2 resigned, and will likely join a recently established start-up founded by the unit’s prior managers. Personnel changes are common in the industry, and the company’s studio is well positioned going forward. The Fund continues to hold the shares on our belief that the market over reacted to the employee defections.

Top performers  |  Managed care provider UnitedHealth Group, Inc. performed well as the health care reform bill that ultimately passed was relatively benign to the managed care industry. Most critically, the bill did not include a government-run option to compete with the private companies. We trimmed the Fund’s holdings in January to take profits resulting from market optimism surrounding Scott Brown’s Massachusetts Senate election, which led some to declare healthcare reform dead. While we did not share that degree of optimism, we feel that the market supports the stock’s valuation and continue to hold it in the Fund.

Sales performance improved at retailer Macy’s Inc. Accordingly, analysts increased their earnings estimates for the year. We trimmed the Fund’s position in mid-April as the stock approached fair value.

EOG Resources, Inc. is an oil and gas exploration company which benefited from rising oil prices and a strong growth profile. The Fund continues to hold the position.

Bank of America Corporation and Wells Fargo & Company both benefited from their low market valuations as the market began to anticipate the peak of provisioning and a re-normalization of earnings in an expanding economy. We believe the stocks remain attractively valued and are both still held by the Fund.

11

Performance Summary and Commentary
Eagle Mid Cap Growth Fund

Meet the managers  |   Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has more than 30 years of investment experience. Christopher Sassouni, DMD, with 21 years of investment experience and Eric Mintz, CFA®, with 15 years of investment experience, have been Assistant Portfolio Managers since 2006 and 2008, respectively.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The portfolio managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s portfolio managers believe that conducting extensive research on mid cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |   The Fund’s Class A shares returned 26.12% (excluding front-end sales charges) during the six-month period ended April 30, 2010 outperforming the Fund’s benchmark index, which returned 23.23% during the same period. The Fund’s benchmark index, the Russell Midcap® Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Investments in the materials and industrials sectors led the Fund’s strong returns. In materials, stocks in the chemicals and metals & mining industries performed well. In industrials, the strongest rally was found in the road & rail industry. Elsewhere, the Fund’s holdings in the electronic equipment instruments & components and biotechnology industries performed well. While all sectors posted positive returns, on an absolute basis, stocks in the financials and consumer staples sectors lagged. The construction & engineering and auto components industries had negative returns for the reporting period.

The Fund outperformed its benchmark index during the reporting period, as investments in the materials, industrials, information technology, consumer staples, and energy sectors outperformed the benchmark due to strong stock selection. In materials, the Fund outperformed the benchmark due to strong returns and an overweight position in the chemicals industry. Strong returns in the overweight road & rail industry benefited industrials. The electronic equipment instruments & components industry and overweight software industry led to outperformance in information technology. The Fund’s only consumer staples holding (in the household products industry) had very strong performance relative to the lackluster benchmark sector performance. Strong stock selection in the oil gas & consumable fuels industry led to outperformance in the lagging energy sector.

Relative to the benchmark, the Fund slightly underperformed in the financials and consumer discretionary sectors. While the Fund’s absolute performance was in line with the benchmark, an overweight position in the lagging capital markets industry led to underperformance in the financials sector. In the top performing consumer discretionary sector, the lagging returns in the internet & catalog retail industry detracted from sector returns as did a lack of exposure to some of the better performing industries, such as multiline retail, leisure equipment & products and automobiles.

Top Performers  |  Micron Technology, Inc. sells memory used in computers, and is benefiting from increasing demand in conjunction with vastly lower industry supply, which is pushing up prices and increasing profitability.

12

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

Shares in Huntsman Corporation, a chemical producer, appreciated as investors are anticipating improved business fundamentals as a result of an economic recovery in this highly cyclical industry. Further, the company has successfully implemented a cost reduction program.

Transportation company Kansas City Southern, Inc., appreciated on strong pricing and volume trends.

Sound technology provider Dolby Laboratories, Inc. appreciated during the reporting period due to a pickup in demand in Blu-ray and the Windows 7 product cycle.

Fertilizer producer Terra Industries Inc’s share price increased during the period as the result of a bidding war for the company which ended with its acquisition by CF Industries Holdings.

With the exception of Terra Industries, Inc., which was acquired, the Fund still holds each of these securities.

Under performers  |   CF Industries Holdings, a fertilizer producer, traded down due to concerns regarding the cost of its recent acquisition of Terra Industries as well as seasonality in fertilizer sales. We continue to hold the stock as we believe the Terra acquisition is a long-term positive for the company.

KLA-Tencor Corporation provides process control and yield-management solutions to semiconductor manufacturers. We sold the stock because we no longer see the company benefiting as much as its peers from increased spending by semiconductor manufacturers.

Oil and gas explorer Denbury Resources, Inc. underperformed due to its surprising acquisition of Encore Oil and Gas. We sold the stock and replaced it with shares of another company in this industry.

Specialty electrical contracting and maintenance company Quanta Services, Inc. has seen delays in its new transmission line business. Although we believe in the long-term fundamentals of the business, we sold the stock due to its near-term outlook uncertainty.

Health insurer Cigna Corporation has declined slightly since our recent purchase, due primarily to market conditions. We remain optimistic about the company as it has little exposure to the individual and group markets, nor does it offer Medicare plans. As such, we feel it is ideally positioned to weather the storms of healthcare reform and continue to hold the stock in the Fund.

13

Performance Summary and Commentary
Eagle Mid Cap Stock Fund

Meet the managers  |   Todd L. McCallister, Ph.D., CFA®, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Mr. McCallister has more than 20 years of investment experience and has managed the Fund since its inception in 1997. Stacey Serafini Thomas, CFA®, is a Vice President at Eagle and served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager. Ms. Thomas has more than 10 years of investment experience.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The portfolio managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |  The Fund’s Class A shares returned 15.55% (excluding front-end sales charges) during the six-month period ended April 30, 2010, underperforming the Fund’s benchmark index, which returned 25.77% during the same period. The Fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  During the reporting period, the Fund saw the strongest absolute contribution from the information technology, consumer discretionary, and materials sectors. In information technology the electronic equipment instruments and semiconductors industries led performance, while in consumer discretionary, holdings in the media and specialty retail industries contributed the most. In materials, chemicals and containers/packaging were the top performing industries. While all sectors had positive absolute returns for the Fund, holdings in the utilities and telecommunication sectors contributed the least amount.

The Fund underperformed relative to its benchmark index during the reporting period. The better performing mid-cap companies were those with a low return-on-equity (ROE), low price and low market cap. The Fund’s holdings in the utilities sector outperformed while maintaining a large underweight to utilities. Holding in the financials and industrials sectors had the worst relative performance. In financials, the Fund had an overweight position in the insurance and diversified financial services industries. While the Fund’s holdings in these industries posted positive returns during the reporting period, they underperformed the benchmark. In industrials, holdings in the professional services and machinery industries underperformed the benchmark.

Under performers  |  Tax preparation firm H&R Block, Inc. announced in February that its tax preparation division was showing disappointing results for the early portion of the tax season. Consequently, the company said it’s not likely to reach its previously announced earnings guidance. The Fund sold the stock after management failed to provide updated earnings guidance or plans to address the problems.

FTI Consulting, Inc, a business advisory firm, traded lower after reporting weaker than expected corporate finance and restructuring results and issuing its 2010 earnings guidance. Investors appear to be worried about how a move from recession to recovery will affect FTI’s revenues. We sold the Fund’s position in the stock.

14

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

Payment services firm Western Union Company underperformed after it announced earnings estimates for the coming year below analysts’ expectations. Management explained that their estimates considered that much of its business is tied to employment levels. We sold the stock from the Fund because we believe that compressed profit margins will negatively impact earnings for more than a year.

AGCO Corporation, an agricultural equipment manufacturer, has traded lower since earnings were reported in April. Some investors are concerned that business in South America is going to be weaker than expected and earnings growth will be reduced. The Fund continues to hold this stock.

State Street Corporation, a major institutional bank, traded lower after they reported lower than expected earnings and lower fee revenue. The company also reported weaker securities lending and foreign exchange revenues. The Fund continues to hold the stock.

Top performers  |  Whiting Petroleum Corporation is an energy company that gives us exposure to Bakken Shale, the most potent domestic crude oil region. The company’s stock was trading at a discount to its peers based on a net asset value of proven reserves and also has some of the strongest margins in the industry. Further, its operating well results keep improving and management has said it intends to double its rig count. The Fund continues to hold the stock.

Semiconductor manufacturer Marvell Technology Group, Ltd. reported strong earnings driven by improvements in its gross margin and growth in all its business units. The Fund continues to hold the stock.

Airgas, Inc., a distributor of specialty industrial gas products, was the subject of a hostile takeover bid by Air Products and Chemicals, which had been rebuffed in private negotiations before taking its offer for Airgas public on February 5th. Airgas is currently the largest U.S. industrial gases distributor and the combined company would be the third largest in the world. We expect that Air Products will likely wage a proxy battle, and we took the opportunity to sell the Fund’s position.

The Fund acquired shares in internet and television marketing firm Liberty Media Holding Corporation Interactive during the period at what we viewed as an attractive valuation in spite of its high profit margins and investments. The stock price increased after a tender offer for its Live Nation unit by its sister company Liberty Capital, which moved some cash and debt from Liberty Capital to Liberty Interactive. Liberty Interactive also beat earnings expectations, driven by revenue growth at QVC. The Fund continues to hold the stock.

Silver Wheaton Corporation utilizes silver streams, which are agreements to purchase all or part of a silver mine’s production. The company’s earnings in the fourth quarter, and 2009 as a whole, met estimates and analysts’ consensus. The Fund continues to own this stock as we believe that the company will benefit from its focus on silver production as investors diversify into precious metals.

15

Performance Summary and Commentary
Eagle Small Cap Core Value Fund

Meet the managers  |   David M. Adams, CFA®, Lead Portfolio Manager, and John “Jack” McPherson, CFA®, Co-Portfolio Manager, are Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”) and have been responsible for the day-to-day management of the Eagle Small Cap Core Value Fund (the “Fund”) since its inception in 2008. Both Mr. Adams and Mr. McPherson have 20 years of investment experience.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization companies. Using a value approach to investing, the Fund’s portfolio managers seek to capture capital growth by selecting securities that the portfolio managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the portfolio managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |   The Fund’s Class A shares returned 23.32% (excluding front-end sales charges) during six-month period ended April 30, 2010, underperforming the Fund’s benchmark index, which returned 28.17% during the same period. The Fund’s benchmark index, the Russell 2000® Index, is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Fund realized strong absolute returns during the period, benefiting from strong performance in the consumer staples, materials and energy sectors. While the utilities, telecommunications services and information technology sectors all generated positive returns for the period, they lagged the overall return for the Fund.

The performance of the Fund trailed its benchmark index during the reporting period. The primary factor contributing to the Fund’s relative underperformance was the Fund’s below average exposure to higher beta areas of the market versus the Russell 2000® Index. A higher beta stock is one that has a higher degree of volatility, and thus risk, than the average stock in a market. During the reporting period, the highest beta stocks were the strongest performers, reflecting a higher tolerance for risk among investors. The Fund’s fundamental focus on higher quality companies with below average debt combined with our value-oriented investing approach generally results in below average exposure to the riskier market segments. We believe that higher-quality stocks tend to outperform higher beta stocks over longer periods of time and we remain committed to focusing on the higher-quality segment of the market.

Relative to the benchmark, the Fund outperformed in the energy, consumer staples and telecommunication services sectors. In energy, the Fund benefited from an overweight position and strong stock selection. In consumer staples, strong stock selection led to outperformance, while in telecommunication services, outperformance was driven by an overweight position. Sectors detracting from relative performance were consumer discretionary and information technology. In consumer discretionary, the Fund was underweight and underperformed while holding an overweight position in the underperforming information technology sector.

Under performers  |  Electronic payment system provider Euronet Worldwide, Inc. saw its shares fall as investors reacted to a price cut for their services in the Polish market. The Fund continues to hold the position as we believe that investors overreacted to the pricing change.

16

Performance Summary and Commentary
Eagle Small Cap Core Value Fund (cont’d)

Gift retailer 1-800-FLOWERS.COM, Inc. again reported results that disappointed analysts’ expectations, causing its shares to drop. We believe the long-term potential for the business remains attractive and continue to hold the stock in the Fund.

Comstock Resources, Inc., an oil and gas exploration firm, declined as weak natural gas prices offset continued strong developments within their major production areas. The Fund continues to hold the position as we believe the company has attractive drilling sites in some of the more important natural gas producing regions of the country.

Shares in financial technology and brokerage firm Investment Technology Group, Inc. declined as weak equity market trading volumes contributed to slightly disappointing earnings results. We continue to hold the position in the Fund as we view the company as well positioned to benefit from an eventual rebound in activity.

Merit Medical Systems, Inc., a medical device manufacturer, declined as a result of a disappointing earnings report. The disappointing earnings report was partially driven by intentional production cuts designed to manage inventory. The Fund continues to hold the position as we believe the long-term outlook remains attractive.

Top performers  |  Technology firm Sonic Solutions saw its shares increase dramatically during the reporting period as the company announced several new partners for its CinemaNow product, which continues to validate the long-term earnings potential of the company. We continue to hold the position in the Fund.

FGX International designed and marketed products under brands such as Foster Grant. The company was acquired by a European competitor during the reporting period at a premium, leading to its strong performance. The Fund no longer owns the stock as the merger was completed in March.

Marketing firm Herbalife Ltd. saw its stock price benefit from strong results. We continue to own the position in the Fund.

Retailer Jo-Ann Stores, Inc. appreciated as the company’s results again exceeded investor expectations. The Fund continues to own this stock.

IAMGOLD Corporation, a mining firm, saw its shares rise as investor optimism regarding one of their development programs continued to improve. We continue to hold the position in the Fund.

17

Performance Summary and Commentary
Eagle Small Cap Growth Fund

Meet the managers  |   Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Mr. Boksen has more than 30 years of investment experience. Eric Mintz, CFA®, has 15 years of investment experience and has been Assistant Portfolio Manager since 2008.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization companies. Using a “bottom-up” approach, the Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-cap companies, the portfolio managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

Performance summary  |   The Fund’s Class A shares returned 26.81% (excluding front-end sales charges) during the six-month period ended April 30, 2010, outperforming the Fund’s benchmark index, which returned 25.49% during the same period. The Fund’s benchmark index, the Russell 2000® Growth Index, is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  On an absolute basis, the energy and materials sectors led the Fund’s returns during the reporting period, while all sectors posted gains. In energy, the stocks in the energy equipment & services and oil, gas & consumable fuels industries posted strong gains. In materials, the Fund’s investments in the chemicals industry performed well. In addition, the Fund’s holdings in the auto components industry, which is part of the consumer discretionary sector, contributed to overall absolute performance.

On an absolute basis, the industrials and financials sectors lagged. In industrials, the Fund’s construction & engineering holdings posted negative returns, while holdings in the commercial services industry lagged. In financials, the capital markets holdings had negative returns for the reporting period.

The Fund outperformed its benchmark index for the reporting period. Relative to the benchmark, stocks in the materials, energy and healthcare sectors outperformed due to strong stock selection. In materials, the Fund outperformed the benchmark due to strong returns and an overweight position in the chemicals industry. Strong returns and an overweight position in the energy equipment & services industry led to outperformance in energy. Outperformance in healthcare is primarily due to a large position in a medical device stock that appreciated significantly during the reporting period.

Relative to the benchmark, the Fund underperformed most significantly in industrials and, to a lesser extent, in the information technology, consumer discretionary and financials sectors. The Fund’s underperformance in industrials was due to an overweight positioning and underperformance in the commercial services & supplies and construction & engineering industries. Information technology was a relative laggard due to underperformance of the Fund’s holdings in the semiconductors & semiconductor equipment and computers & peripherals industries. The Fund’s textiles apparel & luxury goods and household durables holdings underperformed relative to the benchmark in the consumer discretionary sector. In the financials sector, negative returns in the capital markets industry led to relative underperformance.

18

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

Top performers  |  Medical device company Thoratec Corporation exhibited strong stock performance due to stronger than expected interest in left ventricular assist devices (LVADs) for the treatment of patients with end stage heart failure. The company recently received U.S. Food and Drug Administration (FDA) approval in “destination therapy” (an alternative to cardiac transplantation), which we believe is still in its infancy. The Fund still holds the stock.

Shares in Huntsman Corporation, a chemical producer, appreciated as investors were anticipating improved business fundamentals as a result an economic recovery in this highly cyclical industry. Further, the company has successfully implemented a cost reduction program. The Fund still owns the stock.

Fertilizer producer Terra Industries Inc.’s share price increased during the period as the result of a bidding war for the company which ended with its acquisition by CF Industries Holdings. The Fund sold its shares prior to the close of the acquisition.

Shares in oil equipment manufacturer Lufkin Industries, Inc. appreciated due to a sharp rise in oil prices, which helped boost prospects for a recovery in demand for Lufkin’s pump jacks. The Fund still holds its shares in Lufkin.

OYO Geospace Corporation, a provider of seismic instruments to the oil and gas industries, appreciated substantially on significant orders for its new wireless product line. The Fund still owns the stock.

Under performers  |  Clothing manufacturer True Religion Apparel, Inc. gave back some of its prior period gains in November when investors became concerned about its management’s muted outlook and high inventory levels. We took our profits and sold the stock.

Compellent Technologies, Inc., which provides storage solutions for commercial computer users, pulled back after margins came in below expectations due to heavy discounts used to lock in large strategic accounts. The stock was recently sold.

Shares of water pipe manufacturer Northwest Pipe Company fell after the company pre-announced disappointing third quarter results and delayed filing its financial reports due to an ongoing investigation in accounting irregularities. We continue to hold the stock due to favorable prospects for its end markets in 2010 and believe the stock’s current valuation is well below replacement cost and appears to more than adequately discount the risks associated with an accounting restatement.

Telecommunications company EMS Technologies, Inc. declined after it announced lower than expected earnings and muted guidance due to the challenging economic environment. We are optimistic that a recent change in key management will improve performance and we continue to hold the stock.

FormFactor, Inc. provides equipment used to electronically test integrated circuits. The stock has been weak due to poor earnings results and guidance. We continue to hold the stock because we believe the company continues to have a strong competitive position and demand is expected to pick up significantly in the second half of the year.

19

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE CAPITAL APPRECIATION FUND
Common stocks—96.3% (a)	Shares	Value
Apparel—1.8%
Nike, Inc., Class B	138,800	$10,536,308

Banks—2.2%
Northern Trust Corporation	231,546	12,730,399

Beverages—3.7%
PepsiCo, Inc.	340,409	22,201,475

Biotechnology—3.6%
Biogen Idec Inc.*	210,813	11,225,792
Gilead Sciences, Inc.*	253,977	10,075,268

Chemicals—1.5%
Praxair, Inc.	105,500	8,837,735

Commercial services—2.3%
Mastercard Inc., Class A	54,700	13,567,788
The Western Union Company	11,210	204,582

Computers—5.1%
Apple, Inc.*	115,400	30,133,248

Cosmetics/personal care—3.4%
The Procter & Gamble Company	321,539	19,986,864

Electronics—2.3%
Thermo Fisher Scientific Inc.*	241,376	13,343,265

Financial services—4.7%
CME Group Inc.	49,917	16,393,242
The Charles Schwab Corporation	591,919	11,418,118

Healthcare products—9.4%
Baxter International Inc.	422,439	19,947,570
Johnson & Johnson	321,847	20,694,762
St. Jude Medical, Inc.*	364,700	14,887,054

Internet—3.1%
Equinix Inc.*	183,095	18,428,512

Oil & gas—4.1%
Occidental Petroleum Corporation	154,400	13,689,104
Southwestern Energy Company*	260,329	10,329,854

Oil & gas services—7.0%
Halliburton Company	473,641	14,517,097
Schlumberger Ltd.	374,842	26,771,216

Pharmaceuticals—3.3%
Express Scripts Inc.*	115,500	11,565,015
Teva Pharmaceutical Industries Ltd., Sponsored ADR	139,165	8,173,160

Real estate—2.9%
CB Richard Ellis Group Inc., Class A*	997,432	17,275,522

Retail—9.0%
Costco Wholesale Corporation	273,248	16,143,492
Lowe’s Companies, Inc.	357,137	9,685,555
Staples, Inc.	658,100	15,485,093
Target Corporation	214,100	12,175,867

Semiconductors—4.3%
Altera Corporation	341,909	8,670,812
Broadcom Corporation, Class A	491,400	16,948,386

Software—7.0%
Microsoft Corporation	667,450	20,383,923
Oracle Corporation	825,338	21,326,734

Telecommunications—15.6%
American Tower Corporation, Class A*	741,450	30,258,574

Common stocks—96.3% (a)	Shares	Value
Cisco Systems, Inc.*	659,800	$17,761,816
Crown Castle International Corporation*	618,378	23,405,607
QUALCOMM Inc.	536,040	20,766,191
Total common stocks (cost $449,525,470)		569,945,000

Repurchase agreement—3.3% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $19,707,082 on May 3, 2010, collateralized by $20,515,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $20,393,352 including interest) (cost $19,707,000)		19,707,000

Total investment portfolio (cost $469,232,470) 99.6% (a)		$589,652,000

* Non-income producing security. (a) Percentages indicated are based on net assets of $591,703,778.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	22.2%
Technology	20.1%
Communications	18.6%
Energy	11.0%
Consumer, cyclical	10.8%
Financial	9.8%
Other sectors	3.8%
Cash	3.3%

EAGLE GROWTH & INCOME FUND
Common stocks—93.1% (a)	Shares	Value
Domestic—62.9%
Aerospace/defense—3.7%
Lockheed Martin Corporation	38,700	$3,285,243
The Boeing Company	54,900	3,976,407

Agriculture—1.7%
Philip Morris International Inc.	70,200	3,445,416

Banks—11.1%
Bank of America Corporation	161,500	2,879,545
Fifth Third Bancorp	276,571	4,123,674
JPMorgan Chase & Company	114,752	4,886,140
KeyCorp	218,400	1,969,968
SVB Financial Group*	69,400	3,416,562
U.S. Bancorp	171,800	4,599,086

Beverages—1.8%
The Coca-Cola Company	67,300	3,597,185

Biotechnology—1.9%
Gilead Sciences, Inc.*	97,382	3,863,144

Chemicals—2.0%
E.I. du Pont de Nemours & Company	97,500	3,884,400

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—93.1% (a)	Shares	Value
Commercial services—2.3%
Paychex, Inc.	150,500	$4,605,300

Computers—4.1%
Apple, Inc.*	7,435	1,941,427
Dell Inc.*	375,500	6,075,590

Electric—1.9%
Entergy Corporation	46,200	3,755,598

Financial services—2.0%
AllianceBernstein Holding LP	122,600	3,848,414

Food—2.1%
Sysco Corporation	128,800	4,062,352

Healthcare products—1.3%
Varian Medical Systems, Inc.*	44,888	2,530,785

Insurance—2.3%
Hartford Financial Services Group, Inc.	87,500	2,499,875
Mercury General Corporation	43,932	1,976,501

Internet—1.7%
Google Inc., Class A*	6,300	3,310,272

Iron/steel—2.0%
United States Steel Corporation	71,100	3,886,326

Oil & gas—4.4%
ConocoPhillips	55,600	3,290,964
Diamond Offshore Drilling, Inc.	21,800	1,724,380
Exxon Mobil Corporation	52,855	3,586,212

Pharmaceuticals—1.7%
Eli Lilly & Company	95,275	3,331,767

Retail—2.1%
McDonald’s Corporation	57,500	4,058,925

Software—6.3%
Eclipsys Corporation*	170,500	3,525,940
Fiserv, Inc.*	69,100	3,530,319
Microsoft Corporation	177,800	5,430,012

Telecommunications—3.9%
AT&T Inc.	109,300	2,848,358
Leap Wireless International Inc.*	105,000	1,923,600
Qwest Communications International Inc.	555,000	2,902,650

Television, cable & radio—2.6%
Comcast Corporation, Class A	277,300	5,227,105
Total domestic common stocks (cost $111,995,250)		123,799,442

Foreign—30.2% (b)
Beverages—1.8%
Foster’s Group Ltd.	712,300	3,575,229

Cosmetics/personal care—1.3%
Natura Cosmeticos SA	117,300	2,490,073

Electric—1.9%
Enel SpA	722,500	3,768,080

Entertainment—0.8%
Berjaya Sports Toto Bhd	1,112,600	1,589,921

Financial services—2.3%
BM&F Bovespa SA	216,000	1,415,355
Hong Kong Exchanges and Clearing Ltd.	187,900	3,076,040

Common stocks—93.1% (a)	Shares	Value
Food—2.9%
Metcash Ltd.	533,600	$1,995,146
Nestle SA	77,700	3,792,109

Insurance—2.9%
ACE Ltd.	77,345	4,113,981
AXA SA	81,800	1,625,936

Internet—1.3%
Baidu Inc., Sponsored ADR*	3,600	2,481,480

Multimedia—0.8%
Pearson PLC	98,554	1,582,153

Oil & gas—2.9%
Canadian Oil Sands Trust	64,400	1,949,498
ENI SpA	167,700	3,759,407

Pharmaceuticals—3.7%
Actelion Ltd.*	23,700	953,725
Novartis AG	55,200	2,816,371
Teva Pharmaceutical Industries Ltd., Sponsored ADR	59,600	3,500,308

Telecommunications—7.6%
Amdocs Ltd.*	143,700	4,589,778
China Mobile Ltd.	190,500	1,862,795
Telefonica SA	131,600	2,955,319
Telstra Corporation Ltd.	1,199,300	3,510,671
Vodafone Group PLC	887,535	1,973,824
Total foreign common stocks (cost $54,473,636)		59,377,199
Total common stocks (cost $166,468,886)		183,176,641

Preferred stocks—1.6% (a)
Banks—1.6%
Bank of America Corporation, FRN, 0.74%, Series H	60,000	1,053,000
Fifth Third Bancorp, 8.5%, Series G (convertible)	14,200	2,130,000
Total preferred stocks (cost $1,958,343)		3,183,000

Corporate bonds—1.4% (a)	Principal amount	Value
Domestic—0.7%
Agriculture—0.7%
Altria Group Inc., 9.7%, 11/10/18	$1,000,000	1,257,591
Total domestic corporate bonds (cost $1,011,602)		1,257,591

Foreign—0.7% (b)
Financial services—0.7%
Swiss Reinsurance Capital I LP, 144A, 6.854% to 05/25/16, floating rate to 05/29/49	1,550,000	1,438,540
Total foreign corporate bonds (cost $840,475)		1,438,540
Total corporate bonds (cost $1,852,077)		2,696,131

Convertible bonds—0.0% (a)
Telecommunications—0.0%
Level 3 Communications Inc., 2.875%, 07/15/10	68,000	67,744
Total convertible bonds (cost $66,268)		67,744

Total investment portfolio excluding repurchase agreement (cost $170,345,574)		189,123,516

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE GROWTH & INCOME FUND (cont’d)
Repurchase agreement—3.6% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $7,152,030 on May 3, 2010, collateralized by $7,450,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $7,405,824 including interest) (cost $7,152,000)	$7,152,000

Total investment portfolio (cost $177,497,574) 99.7% (a)	$196,275,516

* Non-income producing security.

(a) Percentages indicated are based on net assets of $196,866,899. (b) Securities are U.S. dollar denominated.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2010, these securities aggregated $1,438,540 or 0.7% of the net assets of the Fund.

ADR—American depository receipt

FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.

Sector allocation
Sector	Percent of net assets
Financial	22.9%
Consumer, non-cyclical	21.3%
Communications	17.9%
Technology	12.4%
Energy	7.3%
Basic materials	3.9%
Utilities	3.8%
Industrial	3.7%
Consumer, cyclical	2.9%
Cash	3.6%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—93.3% (a)	Shares	Value
Australia—4.9%
AMP Ltd.	21,081	$121,211
Asciano Group*	91,546	141,852
Australia & New Zealand Banking Group Ltd.	19,488	429,903
BHP Billiton Ltd.	25,084	916,381
Commonwealth Bank of Australia	8,319	445,208
Macquarie Atlas Roads Group*	5,613	5,090
MAp Group	209,016	598,675
National Australia Bank Ltd.	13,124	335,428
Newcrest Mining Ltd.	11,435	343,777
Rio Tinto Ltd.	17,217	1,120,076
Wesfarmers Ltd.	2,041	54,650
Westpac Banking Corporation	16,815	417,899

Austria—1.8%
Erste Group Bank AG	29,149	1,301,850

Common stocks—93.3% (a)	Shares	Value
OMV AG	13,563	$488,142
Voestalpine AG	1,007	38,016

Belgium—0.4%
KBC Groep NV	7,710	349,079

Bermuda—0.1%
China Yurun Food Group Ltd.	22,000	66,940

Brazil—0.9%
All America Latina Logistica SA	2,728	24,828
Amil Participacoes SA	6,814	55,860
BRF - Brasil Foods SA	9,042	118,080
Centrais Eletricas Brasileiras SA	7,195	102,239
Hypermarcas SA*	29,141	402,349
Vale SA, Sponsored ADR	6,355	194,654

Britain—9.1%
Anglo American PLC*	10,025	429,359
Barclays PLC	175,669	899,428
BG Group PLC	17,782	298,552
BHP Billiton PLC	23,411	719,243
Diageo PLC	22,305	380,525
GlaxoSmithKline PLC	65,316	1,210,235
Imperial Tobacco Group PLC	27,259	778,682
Legal & General Group PLC	62,745	81,272
Lloyds Banking Group PLC*	1,016,661	1,016,686
Lonmin PLC*	3,831	111,181
Prudential PLC	9,481	84,065
Rio Tinto PLC	23,726	1,196,844
Rolls-Royce Group PLC	17,889	157,983
Tesco PLC	69,958	465,368
Vodafone Group PLC	383,639	853,186
WPP PLC	40,273	428,170

Canada—5.5%
Agnico-Eagle Mines Ltd.	955	60,574
Bank of Montreal	3,495	217,070
Bank of Nova Scotia	6,708	341,938
Barrick Gold Corporation	28,412	1,239,074
Canadian Imperial Bank of Commerce	3,167	232,459
Canadian Pacific Railway Ltd.	1,388	81,821
Cenovus Energy Inc.	1,659	48,784
Goldcorp Inc.	6,806	294,203
IAMGOLD Corporation	4,082	73,056
IGM Financial Inc.	968	40,186
Ivanhoe Mines Ltd.*	12,360	196,753
Kinross Gold Corporation	5,775	110,292
Manulife Financial Corporation	7,977	143,866
Potash Corporation of Saskatchewan Inc.	2,870	317,090
Royal Bank of Canada	8,768	531,622
Silver Wheaton Corporation*	9,134	179,479
Sun Life Financial Inc.	1,510	44,402
Suncor Energy Inc.	18,664	638,486
Talisman Energy Inc.	20,270	345,017
The Toronto-Dominion Bank	4,832	359,142

Cayman Islands—0.6%
China Mengniu Dairy Company Ltd.	106,000	316,134
Hengan International Group Company Ltd.	24,500	187,569
Sands China Ltd.*	66,400	107,585

China—0.4%
Beijing Capital International Airport Company Ltd.	84,717	51,001
China Shenhua Energy Company Ltd.	44,500	189,670

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—93.3% (a)	Shares	Value
China (cont’d)
Shandong Weigao Group Medical Polymer Company Ltd.	10,000	$47,132
Sinopharm Group Company	22,800	102,693

Czech—1.3%
Komercni Banka, AS	6,282	1,296,090

Denmark—1.1%
A.P. Moller-Maersk AS	26	215,687
DSV AS	3,745	66,680
Novo Nordisk AS, Class B	9,449	771,770

Finland—0.8%
Fortum Oyj	6,455	167,243
Kesko Oyj, Class B	4,291	166,392
Stora Enso Oyj, Class R	23,561	197,571
UPM-Kymmene Oyj	15,686	226,470

France—6.1%
Aeroports de Paris	2,473	203,097
AXA SA	15,760	313,261
BNP Paribas	12,195	838,176
Carrefour SA	5,164	253,297
CFAO SA	2,397	82,082
Danone	14,963	883,174
EDF SA	2,671	143,698
Eutelsat Communications	3,878	138,252
France Telecom SA	4,622	101,316
Iliad SA	2,613	261,010
L’Occitane International SA*	4,527	8,793
LVMH Moet Hennessy Louis Vuitton SA	4,578	523,354
PPR	2,825	378,044
Publicis Groupe SA	2,948	130,530
Sanofi-Aventis SA	10,388	711,301
Schneider Electric SA	2,053	234,518
Technip SA	1,886	150,718
Vallourec SA	599	119,745
Veolia Environnement	5,439	170,907
Vinci SA	7,596	425,416

Germany—6.1%
Adidas AG	3,341	196,186
Allianz SE	4,194	481,478
Bayer AG	5,305	339,570
Bilfinger Berger AG	1,023	68,045
Daimler AG	10,415	538,250
Deutsche Boerse AG	3,985	310,603
Deutsche Telekom AG	5,333	69,346
E.ON AG	13,661	504,925
Fraport AG	24,338	1,261,235
Fresenius SE	4,994	355,802
HeidelbergCement AG	6,724	417,958
Henkel AG & Co. KGaA	652	29,421
HOCHTIEF AG	752	62,225
MAN SE	6,223	589,242
Metro AG	982	59,039
RWE AG	3,974	325,183
SAP AG	5,231	252,007
Siemens AG	2,332	230,548

Greece—0.2%
Coca Cola Hellenic Bottling Company SA	7,849	212,688

Hong Kong—1.1%
China Merchants Holdings International Company Ltd.	98,970	343,263
China Resources Enterprise Ltd.	126,000	442,555

Common stocks—93.3% (a)	Shares	Value
GOME Electrical Appliances Holdings Ltd.	325,773	$104,286
Lenovo Group Ltd.	272,000	200,181

Hungary—1.0%
OTP Bank PLC	28,340	997,736

India—2.4%
Dr. Reddy’s Laboratories Ltd., Sponsored ADR	5,040	141,574
HDFC Bank Ltd., Sponsored ADR	3,415	509,245
ICICI Bank Ltd., Sponsored ADR	14,121	600,425
Infosys Technologies Ltd., Sponsored ADR	3,448	206,466
Sterlite Industries India Ltd., Sponsored ADR	23,725	430,372
Tata Motors Ltd., Sponsored ADR	24,365	498,264

Indonesia—0.2%
Telekomunikasi Indonesia Tbk PT	174,006	149,657

Ireland—0.5%
CRH PLC	6,297	176,659
Dragon Oil PLC*	23,510	173,203
Shire PLC	5,267	116,288

Israel—0.5%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	9,041	530,978

Italy—1.9%
Buzzi Unicem SpA	9,412	140,728
ENI SpA	13,441	301,313
Fiat SpA	5,720	75,600
Intesa Sanpaolo SpA	28,579	94,054
Mediobanca SpA*	24,137	222,821
Prysmian SpA	3,237	58,156
Saipem SpA	4,045	151,736
Telecom Italia SpA	177,416	248,321
UniCredit SpA	247,923	650,262

Japan—10.4%
Aisin Seiki Company Ltd.	2,801	84,357
Asahi Breweries Ltd.	6,300	113,546
Asahi Glass Company Ltd.	12,000	141,913
Canon Inc.	7,473	341,180
Central Japan Railway Company	13	105,913
Credit Saison Company, Ltd.	7,600	111,381
Daikin Industries Ltd.	3,070	116,318
Denso Corporation	4,411	127,804
East Japan Railway Company	3,956	264,229
Eisai Company Ltd.	1,700	58,238
Fanuc Ltd.	3,400	402,184
Fukuoka Financial Group Inc.	18,000	77,420
Honda Motor Company Ltd.	23,990	810,629
ITOCHU Corporation	16,000	139,159
JFE Holdings Inc.	2,943	106,053
Kirin Holdings Company Ltd.	9,800	140,738
Komatsu Ltd.	8,000	161,454
Kubota Corporation	8,770	77,129
Kyocera Corporation	700	68,850
Mazda Motor Corporation	35,000	104,327
Mitsubishi Corporation	18,200	431,882
Mitsubishi Electric Corporation	11,000	98,202
Mitsubishi Heavy Industries Ltd.	14,000	56,352
Mitsubishi UFJ Financial Group Inc.	116,600	606,661
Mitsubishi UFJ Lease & Finance Company Ltd.	780	30,229
Mitsui & Company Ltd.	26,400	398,355
NGK Insulators Ltd.	5,818	114,526
Nidec Corporation	5,700	590,419

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—93.3% (a)	Shares	Value
Japan (cont’d)
Nintendo Company Ltd.	1,961	$659,073
Nippon Telegraph & Telephone Corporation	2,500	101,478
Nissan Motor Company Ltd.	32,000	280,364
NSK Ltd.	6,000	45,899
NTT DoCoMo Inc.	91	141,549
ORIX Corporation	2,712	248,381
Panasonic Corporation	21,953	320,919
Resona Holdings Inc.	5,900	72,168
Ricoh Company Ltd.	6,000	102,582
Shin-Etsu Chemical Company Ltd.	1,400	80,842
SMC Corporation	850	121,995
Sony Corporation	11,386	389,230
Stanley Electric Company Ltd.	2,200	45,129
Sumitomo Mitsui Financial Group Inc.	16,600	547,658
Suzuki Motor Corporation	16,700	352,545
Takeda Pharmaceutical Company Ltd.	1,657	71,310
The Bank of Yokohama Ltd.	14,500	75,792
The Chiba Bank Ltd.	8,700	55,385
The Sumitomo Trust & Banking Company Ltd.	45,600	276,702
Toyota Motor Corporation	10,441	403,232
Unicharm Corporation	1,672	162,340

Luxembourg—0.6%
Evraz Group SA, Sponsored GDR	12,657	459,237
SES SA	6,632	152,497

Malaysia—0.0%
Axiata Group Bhd*	26,800	32,544

Mexico—2.0%
America Movil, SAB de CV, Sponsored ADR	9,065	466,666
Cemex SAB de CV*	106,265	126,787
Cemex SAB de CV, Sponsored ADR*	35,437	420,992
Fomento Economico Mexicano, SAB de CV, Sponsored ADR	13,034	616,899
Grupo Comercial Chedraui SA de CV*	11,169	32,612
Grupo Financiero Banorte, SAB de CV	42,298	170,054
Grupo Televisa SA	5,277	21,957
Grupo Televisa SA, Sponsored ADR	8,693	180,641

Netherlands—6.1%
ASML Holding NV	6,235	203,242
Heineken NV	8,456	392,513
ING Groep NV	54,861	491,081
Koninklijke KPN NV	35,699	533,749
Koninklijke Philips Electronics NV	11,356	383,739
Randstad Holding NV	4,234	215,845
Royal Dutch Shell PLC, Class A	66,894	2,096,202
TNT NV	22,623	695,202
Unilever NV	36,271	1,108,472

Norway—1.3%
DnB NOR ASA	12,322	144,997
Marine Harvest ASA	117,230	108,457
Statoil ASA	33,448	807,439
Storebrand ASA	10,263	77,277
Telenor ASA	10,763	153,771

Papua New Guinea—0.1%
Lihir Gold Ltd.	34,548	122,392

Poland—1.6%
Bank Pekao SA	12,505	709,824
Bank Zachodni WBK SA	1,034	75,769
Powszechna Kasa Oszczednosci Bank Polski SA	58,603	841,200

Common stocks—93.3% (a)	Shares	Value
Portugal—0.2%
Galp Energia SGPS SA, Class B	12,000	$191,325

Russia—5.4%
Gazprom Neft JSC, Sponsored ADR*	1,850	50,548
Magnit OJSC, Sponsored GDR	17,900	333,676
Mechel, Sponsored ADR	12,927	332,224
MMC Norilsk Nickel, Sponsored ADR*	41,214	791,309
Mobile Telesystems OJSC, Sponsored ADR	961	53,095
NovaTek OAO	38,376	239,850
NovaTek OAO, Sponsored GDR	2,230	168,406
Novorossiysk Commercial Sea Port, Sponsored GDR	1,100	14,850
Rosneft Oil Company, Sponsored GDR	84,015	679,158
Sberbank	703,898	1,895,222
Sistema JSFC, Sponsored GDR	1,750	46,660
Uralkali, Sponsored GDR	2,405	51,693
VTB Bank OJSC, Sponsored GDR	56,992	305,953
X 5 Retail Group NV, Sponsored GDR*	12,950	460,372

South Africa—1.3%
AngloGold Ashanti Ltd.	1,327	55,689
Aspen Pharmacare Holdings Ltd.	29,550	332,216
Impala Platinum Holdings Ltd.	7,421	209,018
Massmart Holdings Ltd.	7,383	109,948
Shoprite Holdings Ltd.	30,374	323,772
Standard Bank Group Ltd.	19,466	301,768

South Korea—1.4%
Hyundai Motor Company	4,619	564,507
POSCO	866	388,920
Samsung Electronics Company Ltd.	595	450,008

Spain—0.4%
Amadeus IT Holding SA, Class A*	4,691	74,950
Ferrovial SA	11,049	97,396
Inditex SA	3,359	206,481

Sweden—1.3%
Atlas Copco AB, Class A	10,524	171,157
Hennes & Mauritz AB, Class B	4,848	309,042
Sandvik AB	19,912	288,233
Svenska Cellulosa AB, Class B	8,212	107,570
Swedish Match AB	1,968	44,940
TeliaSonera AB	8,767	60,218
Volvo AB, Class B	25,673	317,760

Switzerland—7.8%
ABB Ltd.	13,078	251,684
Credit Suisse Group AG	10,811	494,568
Flughafen Zuerich AG	566	186,712
Holcim Ltd.	3,494	262,005
Nestle SA	30,794	1,502,886
Nobel Biocare Holding AG	6,128	134,615
Novartis AG	33,421	1,705,180
Roche Holding AG	6,725	1,062,977
Swiss Reinsurance Company Ltd.	3,842	167,485
Swisscom AG	375	127,124
Syngenta AG	1,866	473,828
The Swatch Group AG	831	244,956
UBS AG	22,207	343,087
Xstrata PLC	41,104	680,673
Zurich Financial Services AG	868	193,525

Taiwan—3.3%
Acer Inc.	165,000	447,316

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—93.3% (a)	Shares	Value
Taiwan (cont’d)
Asustek Computer Inc.	192,000	$368,510
Hon Hai Precision Industry Company Ltd.	268,000	1,251,817
HTC Corporation	55,000	734,631
MediaTek Inc.	2,000	33,648
Taiwan Semiconductor Manufacturing Company Ltd.	262,000	511,023

Thailand—0.1%
Thai Beverage PCL	477,000	98,757

Ukraine—0.4%
Raiffeisen Bank Aval*	1,908,985	117,458
Ukrsotsbank JSCB*	2,466,696	222,042
UkrTelecom*	401,238	38,823

United Kingdom—2.6%
ARM Holdings PLC	35,704	138,182
Cairn Energy PLC*	18,472	112,774
Carnival PLC	1,723	74,695
Compass Group PLC	13,596	110,975
Petropavlovsk PLC	8,210	147,333
Reckitt Benckiser Group PLC	23,707	1,230,390
Rolls-Royce Group PLC, Class C*	1,610,010	2,463
Royal Bank of Scotland Group PLC	299,240	245,799
SABMiller PLC	5,121	160,803
Smith & Nephew PLC	4,086	42,416
Whitbread PLC	2,991	70,291
WM Morrison Supermarkets PLC	49,893	220,841

United States—0.1%
CTC Media, Inc.	4,373	73,860
Total common stocks (cost $78,972,815)		93,316,714

Preferred stocks—1.3% (a)
Brazil—0.7%
Centrais Eletricas Brasileiras SA	4,498	78,147
Cia Brasileira de Distribuicao	7,462	255,294
Petroleo Brasileiro SA	19,692	371,579

Germany—0.6%
Henkel AG & Company KGaA	4,195	224,481
Porsche Automobil Holding SE	2,100	122,145
Volkswagen AG	2,181	210,293
Total preferred stocks (cost $1,187,483)		1,261,939

Investment companies—3.9% (a)
India—0.6%
iShares MSCI India ETF*	79,700	577,931

United States—3.3%
iShares MSCI Emerging Markets Index Fund ETF	24,021	1,010,083
Market Vectors - Gold Miners ETF	23,232	1,173,913
SPDR Gold Trust ETF*	9,895	1,141,686
Total investment companies (cost $3,560,445)		3,903,613

Rights—0.0% (a)
Brazil—0.0%
Cia Brasileira de Distribuicao 06/02/10*	32	0
Total rights (cost $0)		0

Total investment portfolio excluding repurchase agreement (cost $83,720,743)		98,482,266

Repurchase agreement—0.6% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $619,003 on May 3, 2010, collateralized by $640,000 United States Treasury Notes, 1.375% due February 15, 2013 (market value $641,099 including interest) (cost $619,000)	$619,000

Total investment portfolio (cost $84,339,743) 99.1% (a)	$99,101,266

* Non-income producing security.

(a) Percentages indicated are based on net assets of $100,038,736. (b) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At April 30, 2010, these securities aggregated $2,463 or 0.0% of the net assets of the Fund.

ADR—American depository receipt

ETF—Exchange-traded fund

GDR—Global depository receipt

SPDR—Standard & Poor’s depository receipt

Sector allocation
Sector	Percent of net assets
Financial	25.3%
Consumer, non-cyclical	19.5%
Basic materials	13.9%
Industrial	11.8%
Consumer, cyclical	9.0%
Energy	7.5%
Communications	4.6%
Technology	4.1%
Other sectors	2.8%
Cash	0.6%

Forward foreign currency contracts outstanding
Contract to deliver		In exchange for		Delivery date	Unrealized appreciation (depreciation)
CZK	17,555,820	USD	936,510	6/16/10	$24,891
EUR	8,042,028	USD	10,966,914	6/16/10	257,789
EUR	2,283,863	USD	3,004,282	6/16/10	(37,013)
SEK	3,742,262	USD	515,376	6/16/10	(1,376)
USD	3,492,961	EUR	2,603,068	6/16/10	(26,599)
		Net unrealized appreciation			$217,692

CZK—Czech Koruna
EUR—Euro Currency
SEK—Swedish Krona
USD—United States Dollar

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Industry Allocation
Industry	Value	Percent of net assets
Banks	$19,666,048	19.7%
Mining	10,795,645	10.8%
Oil & gas	7,010,778	7.0%
Pharmaceuticals	6,884,893	6.9%
Food	6,642,194	6.6%
Auto manufacturers	4,277,916	4.3%
Telecommunications	3,468,252	3.5%
Engineering & construction	3,205,486	3.2%
Electronics	2,409,351	2.4%
Insurance	2,198,923	2.2%
Beverages	2,116,469	2.1%
Financial services	2,049,952	2.0%
Computers	1,957,104	2.0%
Building materials	1,803,360	1.8%
Transportation	1,611,062	1.6%
Retail	1,592,392	1.6%
Equity fund	1,588,014	1.6%
Machinery	1,457,518	1.5%
Iron/steel	1,324,450	1.3%
Healthcare products	1,324,231	1.3%
Electric	1,321,435	1.3%
Chemicals	1,263,023	1.3%
Household products	1,259,811	1.3%
Commodity fund	1,141,685	1.1%
Semiconductors	1,132,861	1.1%
Distribution/wholesale	969,396	1.0%
Agriculture	823,622	0.8%
Home furnishings	710,149	0.7%
Toys/games/hobbies	659,073	0.6%
Forest products & paper	531,611	0.5%
Office/business equipment	443,762	0.4%
Multimedia	428,170	0.4%
Hand/machine tools	410,228	0.4%
Electrical components & equipment	390,876	0.4%
Software	326,957	0.3%
Oil & gas services	302,454	0.3%
Internet	261,010	0.3%
Auto parts & equipment	257,290	0.3%
Diversified manufacturer	230,548	0.2%
Commercial services	220,935	0.2%
Semiconductor equipment	203,242	0.2%

Industry Allocation (cont’d)
Industry	Value	Percent of net assets
Broadcasting services/programs	$202,598	0.2%
Apparel	196,186	0.2%
Coal	189,670	0.2%
Cosmetics/personal care	171,133	0.2%
Water	170,908	0.2%
Metal fabricate/hardware	165,644	0.2%
Aerospace/defense	160,446	0.2%
Advertising	130,530	0.1%
Food service	110,975	0.1%
Lodging	107,585	0.1%
Leisure time	74,695	0.1%
Television, cable & radio	73,860	0.1%
Healthcare services	55,860	0.1%
Total investment portfolio excluding repurchase agreement	$98,482,266	98.5%

EAGLE INVESTMENT GRADE BOND FUND
Corporate bonds—29.5% (a)	Principal amount (in thousands)	Value
Aerospace/defense—1.5%
Lockheed Martin Corporation, 4.25%, 11/15/19	306	$304,640
United Technologies Corporation, 5.375%, 12/15/17	247	272,294

Banks—1.8%
JPMorgan Chase & Company, 3.7%, 01/20/15	337	343,895
The Goldman Sachs Group Inc., 6.0%, 05/01/14	323	347,459

Beverages—2.9%
Anheuser-Busch InBev Worldwide Inc., 144A, 3.625%, 04/15/15	350	354,019
PepsiCo Inc., 7.9%, 11/01/18	230	290,122
The Coca-Cola Company, 5.35%, 11/15/17	425	473,414

Biotechnology—0.6%
Amgen Inc., 5.7%, 02/01/19	226	250,044

Diversified manufacturer—0.6%
ITT Corporation, 6.125%, 05/01/19	205	227,167

Electric—2.9%
Carolina Power & Light Company, 5.25%, 12/15/15	150	166,970
Exelon Generation Company LLC, 5.2%, 10/01/19	340	351,195
Progress Energy Carolina, 5.3%, 01/15/19	85	91,355
PSEG Power LLC, 144A, 2.5%, 04/15/13	250	250,783
Virginia Electric and Power Company, 5.4%, 01/15/16	190	208,060
Virginia Electric and Power Company, 5.4%, 04/30/18	60	65,007

Financial services—2.7%
BlackRock Inc., Series 2, 5.0%, 12/10/19	305	312,961
CME Group Inc., 5.4%, 08/01/13	400	440,297
TD Ameritrade Holding Corporation, 4.15%, 12/01/14	300	306,398

Food—0.8%
General Mills Inc., 5.65%, 02/15/19	290	317,022

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Corporate bonds—29.5% (a)	Principal amount (in thousands)	Value
Gas—0.6%
Sempra Energy, 9.8%, 02/15/19	175	$232,433

Healthcare products—1.1%
Baxter International Inc., 5.375%, 06/01/18	160	175,160
St. Jude Medical Inc., 3.75%, 07/15/14	231	239,250

Insurance—0.7%
Berkshire Hathaway Finance Corporation, 5.4%, 05/15/18	235	253,375

Mining—1.8%
Barrick Gold Corporation, 6.95%, 04/01/19	293	343,276
Newmont Mining Corporation, 5.125%, 10/01/19	330	340,188

Oil & gas—1.9%
Devon Energy Corporation, 5.625%, 01/15/14	181	199,562
Shell International Finance BV, 1.875%, 03/25/13	250	251,093
XTO Energy Inc., 5.75%, 12/15/13	254	286,416

Pharmaceuticals—1.4%
Express Scripts Inc., 5.25%, 06/15/12	166	177,796
Pfizer Inc., 6.2%, 03/15/19	304	346,649

Retail—0.5%
McDonald’s Corporation, 5.8%, 10/15/17	115	130,148
Wal-Mart Stores Inc. Pass Through Trusts, Series C, 8.875%, 06/29/11	53	53,105

Software—1.6%
Adobe Systems Inc., 3.25%, 02/01/15	181	183,060
CA Inc., 6.125%, 12/01/14	150	164,572
Oracle Corporation, 3.75%, 07/08/14	255	267,659

Telecommunications—3.8%
AT&T Corporation, 7.3%, 11/15/11	306	333,795
Cisco Systems Inc., 4.95%, 02/15/19	251	266,200
Deutsche Telekom International Finance BV, 5.875%, 08/20/13	300	328,910
Verizon Communications Inc., 6.35%, 04/01/19	460	516,789

Television, cable & radio—0.6%
DIRECTV Holdings LLC, 144A, 3.55%, 03/15/15	250	249,207

Transportation—1.7%
Norfolk Southern Corporation, 5.9%, 06/15/19	200	218,579
Union Pacific Corporation, 5.7%, 08/15/18	410	441,925
Total corporate bonds (cost $11,272,741)		11,372,249

U.S. Government agency securities—21.7% (a)
Fixed rate U.S. Government agency securities—7.6%
Fannie Mae, 5.0%, 04/15/15	1,075	1,195,086
Federal Home Loan Banks, 1.125%, 05/18/12	500	499,634
Freddie Mac, 4.75%, 11/17/15	1,100	1,203,584

Government-backed corporate bonds—14.1%
Bank of America Corporation, FDIC, 3.125%, 06/15/12	350	363,826
Citibank NA, FDIC, 1.75%, 12/28/12	1,000	1,006,847
Citigroup Inc., FDIC, 2.125%, 04/30/12	355	362,125
General Electric Capital Corporation, FDIC, 3.0%, 12/09/11	1,340	1,384,936
John Deere Capital Corporation, FDIC, 2.875%, 06/19/12	850	880,682
JPMorgan Chase & Company, FDIC, 3.125%, 12/01/11	535	553,832
The Goldman Sachs Group Inc., FDIC, 3.25%, 06/15/12	850	887,236
Total U.S. Government agency securities (cost $8,322,284)		8,337,788

U.S. Treasuries—24.4% (a)	Principal amount (in thousands)	Value
U.S. Treasury Note, 4.0%, 08/15/18	550	$573,891
U.S. Treasury Note, 4.25%, 11/15/14	3,050	3,322,832
U.S. Treasury Note, 4.5%, 02/15/16	2,000	2,196,094
U.S. Treasury Note, 4.75%, 08/15/17	3,000	3,316,875
Total U.S. Treasuries (cost $9,361,547)		9,409,692

Mortgage-backed obligations—20.0% (a)
Commercial mortgage-backed obligations—7.0%
Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-C5, Class A3, 5.1%, 08/15/38	379	397,986
JPMorgan Chase Commercial Mortgage Series Trust, Series 2002-C3, Class A2, 4.994%, 07/12/35	275	289,315
JPMorgan Chase Commercial Mortgage Series Trust, Series 2003-PM1A, Class A4, 5.326%, 08/12/40	230	244,620
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A5, 6.133%, 12/15/30	500	525,934
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, 4.064%, 09/15/27	100	100,008
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class A3, 6.72%, 11/15/26	23	25,410
Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 06/13/41	385	409,556
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3, 4.957%, 08/15/35	683	694,953

Federal agency mortgage-backed obligations—13.0%
Fannie Mae, Series 2006-63, Class AB, 6.5%, 10/25/33	163	168,441
Fannie Mae, Series 2007-118, Class AB, 5.0%, 04/25/35	863	908,117
Fannie Mae REMICs, Series 2006-B1, Class AB, 6.0%, 06/25/16	15	15,948
Fannie Mae REMICs, Series 2007-B2, Class AB, 5.5%, 12/25/20	1,169	1,249,096
Freddie Mac, Series 3114, Class GC, 5.0%, 01/15/34	691	726,750
Freddie Mac, Series 3456, Class CG, 5.0%, 01/15/35	657	692,128
Freddie Mac REMICs, Series R005, Class AB, 5.5%, 12/15/18	178	186,685
Freddie Mac REMICs, Series R006, Class AK, 5.75%, 12/15/18	346	363,488
Ginnie Mae, Series 2004-86, Class PK, 4.0%, 09/20/34	667	694,665
Total mortgage-backed obligations (cost $7,614,940)		7,693,100

Total investment portfolio excluding repurchase agreement (cost $36,571,512)		36,812,829

Repurchase agreement—1.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $705,003 on May 3, 2010, collateralized by $730,000 United States Treasury Bills, due September 9, 2010 (market value $729,497 including interest) (cost $705,000)		705,000

Total investment portfolio (cost $37,276,512) 97.4% (a)		$37,517,829

(a) Percentages indicated are based on net assets of $38,501,893.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2010, these securities aggregated $854,009 or 2.2% of the net assets of the Fund.
FDIC—Federal deposit insurance corporation
REMIC—Real estate mortgage investment conduit

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Standard & Poor’s bond ratings
Bond rating	Percent of net assets
AAA	28.6%
AA	3.5%
A	14.0%
BBB	12.0%
Not rated	37.5%

EAGLE LARGE CAP CORE FUND
Common stocks—87.5% (a)	Shares	Value
Advertising—3.1%
Omnicom Group Inc.	105,485	$4,499,990

Aerospace/defense—1.7%
United Technologies Corporation	31,980	2,396,901

Auto manufacturers—2.3%
PACCAR Inc.	70,575	3,283,149

Banks—12.1%
Bank of America Corporation	323,735	5,772,195
JPMorgan Chase & Company	62,355	2,655,076
The Goldman Sachs Group, Inc.	19,546	2,838,079
Wells Fargo & Company	185,270	6,134,290

Computers—2.1%
EMC Corporation*	156,260	2,970,503

Diversified manufacturer—5.7%
General Electric Company	171,030	3,225,626
Tyco International Ltd.	127,636	4,951,000

Healthcare products—7.2%
Covidien PLC	53,546	2,569,673
Johnson & Johnson	76,815	4,939,204
Zimmer Holdings, Inc.*	46,950	2,859,724

Healthcare services—2.0%
UnitedHealth Group Inc.	96,400	2,921,884

Insurance—1.8%
MetLife, Inc.	55,430	2,526,499

Multimedia—1.5%
Viacom Inc., Class B*	61,005	2,155,307

Oil & gas—9.9%
BP PLC, Sponsored ADR	69,530	3,625,990
ConocoPhillips	77,420	4,582,490
EOG Resources Inc.	34,955	3,919,155
Exxon Mobil Corporation	32,015	2,172,218

Oil & gas services—2.4%
Schlumberger Ltd.	48,535	3,466,370

Pharmaceuticals—2.9%
Pfizer Inc.	247,345	4,135,608

Retail—9.3%
Home Depot, Inc.	83,175	2,931,919
Macy’s Inc.	93,570	2,170,824
Staples, Inc.	242,535	5,706,849
Wal-Mart Stores, Inc.	49,200	2,639,580

Common stocks—87.5% (a)	Shares	Value
Semiconductor equipment—3.6%
Applied Materials, Inc.	374,480	$5,160,334

Semiconductors—2.2%
Texas Instruments Inc.	121,975	3,172,570

Software—10.8%
Activision Blizzard Inc.	234,565	2,598,980
Adobe Systems Inc.*	81,275	2,730,027
Autodesk, Inc.*	111,410	3,789,054
Electronic Arts Inc.*	79,840	1,546,501
Microsoft Corporation	160,410	4,898,921

Telecommunications—5.5%
Cisco Systems, Inc.*	98,790	2,659,427
QUALCOMM Inc.	68,685	2,660,857
Sprint Nextel Corporation*	601,865	2,557,926

Television, cable & radio—1.4%
Comcast Corporation, Class A	100,935	1,992,456
Total common stocks (cost $110,629,279)		125,817,156

Investment companies—2.8% (a)
Materials Select Sector SPDR ETF	119,310	4,057,733
Total investment companies (cost $3,976,137)		4,057,733

Total investment portfolio excluding repurchase agreement (cost $114,605,416)		129,874,889

Repurchase agreement—9.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $14,096,059 on May 3, 2010, collateralized by $14,675,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $14,587,981 including interest) (cost $14,096,000)		14,096,000

Total investment portfolio (cost $128,701,416) 100.1% (a)		$143,970,889

* Non-income producing security. (a) Percentages indicated are based on net assets of $143,868,241.

ADR—American depository receipt
ETF—Exchange-traded fund
SPDR—Standard & Poor’s depository receipt

Sector allocation
Sector	Percent of net assets
Technology	18.8%
Financial	16.7%
Energy	12.3%
Consumer, non-cyclical	12.1%
Consumer, cyclical	11.6%
Communications	11.5%
Industrial	7.3%
Cash	9.8%

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE MID CAP GROWTH FUND
Common stocks—97.1% (a)	Shares	Value
Aerospace/defense—1.6%
Goodrich Corporation	41,330	$3,065,859

Apparel—2.1%
Coach Inc.	98,190	4,099,432

Auto manufacturers—3.1%
Navistar International Corporation*	68,305	3,301,864
Oshkosh Corporation*	67,105	2,591,595

Banks—2.0%
Regions Financial Corporation	426,205	3,767,652

Biotechnology—3.0%
Dendreon Corporation*	45,500	2,467,010
Illumina, Inc.*	31,600	1,323,092
United Therapeutics Corporation*	32,610	1,855,183

Chemicals—2.5%
CF Industries Holdings Inc.	25,590	2,141,115
Huntsman Corporation	237,341	2,708,061

Commercial services—5.7%
Apollo Group Inc., Class A*	51,710	2,968,671
Hewitt Associates Inc., Class A*	90,771	3,720,703
Ritchie Brothers Auctioneers Inc.	99,045	2,317,653
Robert Half International Inc.	68,110	1,864,852

Computers—2.0%
SanDisk Corporation*	51,630	2,059,521
Western Digital Corporation*	43,760	1,798,098

Electronics—5.3%
Dolby Laboratories, Inc., Class A*	66,620	4,578,126
Gentex Corporation	84,875	1,823,964
Thermo Fisher Scientific Inc.*	68,175	3,768,714

Entertainment—2.4%
Bally Technologies, Inc.*	99,694	4,597,887

Environmental control—2.2%
Republic Services, Inc.	63,565	1,972,422
Waste Connections, Inc.*	60,375	2,160,821

Financial services—4.2%
Ameriprise Financial, Inc.	96,870	4,490,893
Jefferies Group Inc.	63,140	1,718,671
TD Ameritrade Holding Corporation*	91,555	1,832,931

Healthcare products—1.8%
Inverness Medical Innovations Inc.*	37,490	1,491,352
Patterson Companies, Inc.	59,420	1,900,846

Healthcare services—3.7%
CIGNA Corporation	55,055	1,765,063
Health Management Associates, Inc., Class A*	346,895	3,233,061
Lincare Holdings Inc.*	44,255	2,066,266

Household products—2.6%
Church & Dwight Co., Inc.	72,400	5,013,700

Housewares—1.6%
Newell Rubbermaid Inc.	174,905	2,985,628

Insurance—1.1%
RenaissanceRe Holdings Ltd.	36,560	2,045,532

Iron/steel—1.6%
Allegheny Technologies Inc.	57,490	3,073,990
Leisure time—3.4%
Carnival Corporation	114,100	4,757,970

Common stocks—97.1% (a)	Shares	Value
Harley-Davidson, Inc.	53,940	$1,824,790

Lodging—1.5%
Las Vegas Sands Corporation*	112,555	2,798,117

Machinery—3.7%
AGCO Corporation*	65,635	2,298,538
Bucyrus International Inc.	42,170	2,657,132
Cummins, Inc.	29,030	2,096,837

Metal fabricate/hardware—1.0%
Precision Castparts Corporation	14,315	1,837,187

Mining—1.6%
Freeport-McMoRan Copper & Gold Inc.	39,640	2,994,009

Oil & gas—5.9%
Continental Resources Inc.*	96,375	4,737,795
Pioneer Natural Resources Company	29,380	1,884,139
Whiting Petroleum Corporation*	50,455	4,557,600

Oil & gas services—1.4%
Baker Hughes Inc.	55,615	2,767,402

Pharmaceuticals—5.7%
Express Scripts Inc.*	48,235	4,829,771
Mylan Inc.*	279,080	6,148,132

Retail—3.9%
Chico’s FAS, Inc.	266,760	3,972,056
Limited Brands Inc.	130,805	3,505,574

Semiconductors—7.5%
ARM Holdings PLC, Sponsored ADR	166,735	1,905,781
Linear Technology Corporation	90,545	2,721,783
Micron Technology, Inc.*	479,225	4,480,754
Rovi Corporation*	131,955	5,143,606

Software—5.6%
ANSYS, Inc.*	90,830	4,087,350
Autodesk, Inc.*	125,775	4,277,608
MSCI Inc., Class A*	69,000	2,390,850

Telecommunications—4.0%
Amdocs Ltd.*	121,635	3,885,022
American Tower Corporation, Class A*	49,975	2,039,480
Polycom, Inc.*	54,970	1,789,274

Transportation—3.4%
Kansas City Southern*	118,840	4,818,962
Landstar System, Inc.	38,205	1,689,428
Total common stocks (cost $136,164,540)		185,467,175

Repurchase agreement—1.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $2,922,012 on May 3, 2010, collateralized by $3,045,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $3,026,944 including interest) (cost $2,922,000)		2,922,000

Total investment portfolio (cost $139,086,540) 98.6% (a)		$188,389,175

* Non-income producing security.
(a) Percentages indicated are based on net assets of $190,939,028.

ADR—American depository receipt

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE MID CAP GROWTH FUND (cont’d)
Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	19.5%
Technology	18.1%
Consumer, cyclical	18.0%
Industrial	17.2%
Energy	7.3%
Financial	7.3%
Basic materials	5.7%
Communications	4.0%
Cash	1.5%

EAGLE MID CAP STOCK FUND
Common stocks—99.4% (a)	Shares	Value
Domestic—88.4%
Advertising—1.0%
The Interpublic Group of Companies, Inc.*	1,783,311	$15,889,301

Apparel—2.6%
VF Corporation	480,387	41,515,045

Auto manufacturers—2.0%
Oshkosh Corporation*	836,259	32,296,323

Auto parts & equipment—1.5%
WABCO Holdings Inc.*	691,885	22,963,663

Banks—3.1%
BOK Financial Corporation	38,629	2,102,576
Fifth Third Bancorp	1,631,890	24,331,480
State Street Corporation	533,385	23,202,248

Beverages—1.9%
Dr. Pepper Snapple Group Inc.	906,158	29,658,551

Biotechnology—1.0%
Bio-Rad Laboratories, Inc., Class A*	144,131	16,097,991

Chemicals—5.2%
Air Products & Chemicals Inc.	411,989	31,632,515
Albemarle Corporation	367,524	16,781,146
Ecolab Inc.	359,100	17,538,444
Sigma-Aldrich Corporation	284,677	16,881,346

Commercial services—2.5%
Hewitt Associates Inc., Class A*	588,418	24,119,254
SEI Investments Company	714,081	16,038,259

Computers—4.1%
IHS Inc., Class A*	648,813	32,875,355
Synopsys, Inc.*	1,398,575	31,761,638

Electric—1.0%
ITC Holdings Corporation	275,555	15,384,236

Electrical components & equipment—2.1%
AMETEK, Inc.	375,364	16,234,493
Energizer Holdings, Inc.*	275,481	16,831,889

Electronics—5.7%
Agilent Technologies Inc.*	741,915	26,901,838

Common stocks—99.4% (a)	Shares	Value
Amphenol Corporation, Class A	983,166	$45,432,101
Waters Corporation*	245,242	17,654,972

Environmental control—2.3%
Stericycle Inc.*	286,587	16,879,974
Waste Connections, Inc.*	564,484	20,202,882

Financial services—7.6%
Discover Financial Services	2,060,353	31,853,057
IntercontinentalExchange, Inc.*	144,205	16,818,629
Leucadia National Corporation*	1,205,112	30,501,385
SLM Corporation*	2,070,657	25,344,842
The NASDAQ OMX Group Inc.*	725,260	15,230,460

Healthcare products—3.1%
Beckman Coulter, Inc.	267,094	16,666,666
St. Jude Medical, Inc.*	802,316	32,750,539

Healthcare services—3.1%
Laboratory Corporation of America Holdings*	207,047	16,267,683
Lincare Holdings Inc.*	343,264	16,026,996
Mednax Inc.*	302,711	16,630,942

Household products—1.0%
The Scotts Miracle-Gro Company, Class A	336,727	16,314,423

Insurance—1.0%
Reinsurance Group of America Inc.	309,887	15,999,466

Internet—3.4%
Liberty Media Interactive, Class A*	2,464,610	37,881,056
Symantec Corporation*	924,120	15,497,492

Machinery—4.9%
AGCO Corporation*	775,602	27,161,582
Flowserve Corporation	207,530	23,778,787
Roper Industries Inc.	425,615	25,971,027

Oil & gas—4.9%
Noble Energy, Inc.	238,145	18,194,278
Petrohawk Energy Corporation*	700,485	15,123,471
Plains Exploration & Production Company*	513,274	15,044,061
Whiting Petroleum Corporation*	313,153	28,287,110

Oil & gas services—2.1%
National Oilwell Varco, Inc.	359,745	15,839,572
Oceaneering International, Inc.*	270,641	17,726,986

Packaging & containers—4.9%
Crown Holdings Inc.*	872,039	22,673,014
Owens-Illinois, Inc.*	666,602	23,624,375
Rock-Tenn Company, Class A	595,252	30,715,003

Pharmaceuticals—1.5%
McKesson Corporation	359,966	23,329,396

Printing & publishing—2.0%
John Wiley & Sons, Inc., Class A	729,535	30,837,444

Retail—2.1%
TJX Companies, Inc.	710,677	32,932,772

Semiconductors—1.6%
Rovi Corporation*	643,247	25,073,768

Software—5.7%
Activision Blizzard Inc.	1,757,295	19,470,829
Adobe Systems Inc.*	449,810	15,109,118
Fiserv, Inc.*	677,910	34,634,422
Sybase, Inc.*	487,450	21,145,581

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—99.4% (a)	Shares	Value
Television, cable & radio—1.5%
DISH Network Corporation, Class A	1,088,858	$24,118,205

Toys/games/hobbies—2.0%
Hasbro, Inc.	806,707	30,945,281
Total domestic common stocks (cost $1,266,899,642)		1,396,727,238

Foreign—11.0% (b)
Financial services—1.0%
Lazard Ltd., Class A	409,176	15,818,744

Insurance—3.2%
Allied World Assurance Company Holdings, Ltd.	721,361	31,429,699
XL Capital Ltd., Class A	1,057,995	18,832,311

Mining—2.3%
Silver Wheaton Corporation*	1,875,595	36,611,614

Pharmaceuticals—1.0%
Shire PLC, Sponsored ADR	239,071	15,740,435

Semiconductors—1.2%
Marvell Technology Group Ltd.*	928,705	19,177,758

Software—1.8%
Check Point Software Technologies Ltd.*	770,545	27,446,813

Telecommunications—0.5%
Cellcom Israel Ltd.	270,340	8,191,303
Total foreign common stocks (cost $156,937,031)		173,248,677
Total common stocks (cost $1,423,836,673)		1,569,975,915

Total investment portfolio (cost $1,423,836,673) 99.4% (a)		$1,569,975,915

* Non-income producing security
(a) Percentages indicated are based on net assets of $1,580,257,869. (b) Securities are U.S. dollar denominated.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Industrial	19.9%
Financial	15.9%
Technology	15.4%
Consumer, non-cyclical	14.1%
Consumer, cyclical	10.2%
Communications	8.4%
Basic materials	7.6%
Energy	7.0%
Utilities	0.9%

EAGLE SMALL CAP CORE VALUE FUND
Common stocks—93.8% (a)	Shares	Value
Aerospace/defense—1.0%
Orbital Sciences Corporation*	38,367	$705,185

Common stocks—93.8% (a)	Shares	Value
Banks—6.8%
Cardinal Financial Corporation	52,471	$574,557
Columbia Banking System Inc.	16,041	360,602
First Financial Bancorp	46,054	880,092
Oriental Financial Group, Inc.	32,335	540,641
PrivateBancorp Inc.	41,111	588,710
Signature Bank*	15,110	610,142
Southwest Bancorp, Inc.	27,720	406,375
Sterling Bancshares, Inc.	42,120	247,666
Texas Capital Bancshares, Inc.*	36,404	724,440

Biotechnology—1.5%
Charles River Laboratories International, Inc.*	8,330	278,888
Cubist Pharmaceuticals, Inc.*	37,092	831,603

Chemicals—0.8%
Kraton Performance Polymers Inc.*	29,085	551,452

Coal—1.3%
Alpha Natural Resources Inc.*	20,167	949,462

Commercial services—10.4%
Chemed Corporation	19,660	1,081,497
Cross Country Healthcare, Inc.*	61,362	614,847
Euronet Worldwide, Inc.*	48,825	777,782
Gartner, Inc.*	32,695	787,296
Interactive Data Corporation	31,485	1,053,803
LECG Corporation*	166,029	557,857
Net 1 UEPS Technologies, Inc.*	56,333	923,861
On Assignment, Inc.*	94,637	665,298
Parexel International Corporation*	32,655	770,005
The Providence Service Corporation*	22,785	378,459

Computers—2.9%
Electronics for Imaging, Inc.*	47,800	614,230
Insight Enterprises, Inc.*	29,345	441,055
Mercury Computer Systems, Inc.*	37,020	476,077
SMART Modular Technologies (WWH), Inc.*	80,896	567,890

Distribution/wholesale—0.8%
School Specialty, Inc.*	26,351	618,194

Diversified manufacturer—1.8%
Barnes Group Inc.	39,835	828,568
Matthews International Corporation, Class A	13,054	456,890

Electric—0.9%
Allete, Inc.	18,685	681,442

Electrical components & equipment—0.8%
Belden, Inc.	20,970	575,836

Electronics—2.1%
Benchmark Electronics, Inc.*	26,905	582,224
Sonic Solutions, Inc.*	76,148	955,657

Engineering & construction—2.1%
Dycom Industries, Inc.*	61,808	656,401
URS Corporation*	17,308	888,766

Entertainment—0.3%
Lions Gate Entertainment Corporation*	27,393	189,560

Environmental control—0.3%
Casella Waste Systems, Inc., Class A*	45,962	237,164

Financial services—4.3%
Compass Diversified Holdings	16,120	234,062
Cowen Group Inc., Class A*	78,760	425,304

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Common stocks—93.8% (a)	Shares	Value
Financial services (cont’d)
Investment Technology Group, Inc.*	31,555	$548,110
MarketAxess Holdings Inc.	44,036	692,246
optionsXpress Holdings, Inc.*	39,347	698,409
SWS Group Inc.	51,584	571,035

Gas—1.8%
AGL Resources, Inc.	33,435	1,321,017

Healthcare products—1.4%
Merit Medical Systems, Inc.*	65,383	1,057,243

Healthcare services—5.7%
AMERIGROUP Corporation*	33,842	1,226,434
Amsurg Corporation*	47,345	980,988
Mednax Inc.*	13,570	745,536
Psychiatric Solutions, Inc.*	36,749	1,182,215

Household products—1.1%
Jarden Corporation	26,117	838,878

Insurance—4.3%
American Equity Investment Life Holding Company	86,090	905,667
Assured Guaranty Ltd.	27,215	586,483
First Mercury Financial Corporation	35,415	464,291
Platinum Underwriters Holdings, Ltd.	17,620	655,640
Stewart Information Services Corporation	30,203	343,710
Validus Holdings Ltd.	6,954	177,814

Internet—2.0%
1-800-FLOWERS.COM Inc., Class A*	142,880	408,637
SonicWALL, Inc.*	102,657	1,039,915

Machinery—1.7%
Altra Holdings, Inc.*	45,400	688,264
Flowserve Corporation	1,411	161,672
Wabtec Corporation	7,640	363,511

Metal fabricate/hardware—0.8%
Kaydon Corporation	13,765	573,037

Mining—2.1%
Gammon Gold Inc.*	26,917	199,724
IAMGOLD Corporation	76,030	1,358,656

Oil & gas—2.1%
Comstock Resources, Inc.*	16,750	537,005
Rosetta Resources, Inc.*	39,450	982,305

Oil & gas services—3.1%
Dresser-Rand Group, Inc.*	30,906	1,090,364
Oceaneering International, Inc.*	18,176	1,190,528

Packaging & containers—0.9%
Silgan Holdings Inc.	10,658	642,997

Pharmaceuticals—1.7%
Herbalife Ltd.	26,501	1,278,673

Printing & publishing—1.4%
John Wiley & Sons, Inc., Class A	23,465	991,866

REITs—3.2%
BioMed Realty Trust, Inc.	38,460	711,895
Chimera Investment Corporation	77,665	316,097
Government Properties Income Trust	39,980	1,083,858
Kite Realty Group Trust	34,055	184,578

Common stocks—93.8% (a)	Shares	Value
Retail—5.8%
AerCap Holdings NV*	33,793	$466,343
AFC Enterprises, Inc.*	85,385	931,550
Jo-Ann Stores Inc.*	26,570	1,172,268
Nu Skin Enterprises, Inc., Class A	30,785	925,397
Stage Stores, Inc.	46,750	712,938

Savings & loans—0.9%
Berkshire Hills Bancorp Inc.	30,866	648,186

Semiconductor equipment—0.6%
Varian Semiconductor Equipment Associates, Inc.*	13,310	438,431

Semiconductors—1.0%
Microsemi Corporation*	42,565	704,876

Software—6.7%
ACI Worldwide, Inc.*	20,530	385,759
Aspen Technology, Inc.*	115,842	1,363,460
Avid Technology, Inc.*	37,090	541,514
Bottomline Technologies, Inc.*	78,881	1,372,529
Innerworkings Inc.*	31,020	185,500
Sybase, Inc.*	24,370	1,057,171

Telecommunications—6.1%
Alaska Communications Systems Group, Inc.	78,677	673,475
Cbeyond Inc.*	36,858	566,876
CommScope, Inc.*	29,050	946,449
Switch & Data Facilities Company, Inc.*	41,175	790,148
Symmetricom, Inc.*	122,186	810,093
Syniverse Holdings, Inc.*	31,530	633,122

Transportation—1.3%
Crude Carriers Corporation*	21,075	393,049
Genesee & Wyoming Inc., Class A*	13,760	538,020
Total common stocks (cost $40,996,382)		68,346,292

Investment companies—1.9% (a)
Apollo Investment Corporation	35,053	426,244
iShares Russell 2000 Index Fund (ETF)	7,495	536,492
iShares Russell 2000 Value Index Fund (ETF)	5,765	393,115
Total investment companies (cost $668,074)		1,355,851

Total investment portfolio excluding repurchase agreement (cost $41,664,456)		69,702,143

Repurchase agreement—4.2% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $3,092,013 on May 3, 2010, collateralized by $3,220,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $3,200,906 including interest) (cost $3,092,000)		3,092,000

Total investment portfolio (cost $44,756,456) 99.9% (a)		$72,794,143

* Non-income producing security
(a) Percentages indicated are based on net assets of $72,901,410.

ETF—Exchange-traded fund
REIT—Real estate investment trust

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Sector allocation
Sector	Percent of net assets
Financial	21.3%
Consumer, non-cyclical	20.5%
Technology	12.8%
Industrial	12.7%
Communications	9.4%
Consumer, cyclical	6.9%
Energy	6.5%
Other sectors	5.6%
Cash	4.2%

EAGLE SMALL CAP GROWTH FUND
Common stocks—98.3% (a)	Shares	Value
Aerospace/defense—1.2%
Triumph Group Inc.	67,956	$5,270,667
Apparel—1.1%
Steven Madden Ltd.*	84,519	4,898,721

Auto parts & equipment—2.5%
American Axle & Manufacturing Holdings Inc.*	495,040	5,326,630
ArvinMeritor Inc.*	358,365	5,490,152

Banks—1.2%
First Commonwealth Financial Corporation	376,146	2,463,756
UMB Financial Corporation	61,142	2,575,301

Biotechnology—2.8%
Bio-Rad Laboratories, Inc., Class A*	48,390	5,404,679
Cubist Pharmaceuticals, Inc.*	90,674	2,032,911
Regeneron Pharmaceuticals Inc.*	117,098	2,989,512
Seattle Genetics Inc.*	154,380	1,945,188

Chemicals—2.0%
Huntsman Corporation	780,613	8,906,794

Commercial services—8.4%
Coinstar Inc.*	171,413	7,603,881
Monster Worldwide, Inc.*	238,208	4,151,965
Ritchie Brothers Auctioneers Inc.	271,613	6,355,744
Sotheby’s	200,225	6,687,515
SuccessFactors Inc.*	198,983	4,164,714
The GEO Group, Inc.*	360,405	7,633,378

Computers—3.3%
Netezza Corporation*	388,725	5,321,645
Radiant Systems Inc.*	248,185	3,491,963
Riverbed Technology Inc.*	174,176	5,397,714

Electrical components & equipment—1.2%
GrafTech International Ltd.*	308,168	5,195,712

Electronics—1.6%
Coherent, Inc.*	189,501	7,119,553

Entertainment—3.5%
Bally Technologies, Inc.*	198,072	9,135,081
Shuffle Master, Inc.*	650,924	6,248,870

Environmental control—1.6%
Waste Connections, Inc.*	192,087	6,874,794

Common stocks—98.3% (a)	Shares	Value
Financial services—1.6%
Broadpoint Gleacher Securities Inc.*	495,802	$2,122,033
Duff & Phelps Corporation, Class A	181,512	2,849,738
optionsXpress Holdings, Inc.*	119,222	2,116,190

Hand/machine tools—1.5%
Regal-Beloit Corporation	106,826	6,758,881
Healthcare products—5.9%
American Medical Systems Holdings, Inc.*	402,390	7,210,829
Cutera, Inc.*	131,568	1,520,926
Thoratec Corporation*	332,587	14,830,054
Vital Images, Inc.*	128,915	2,034,279
Healthcare services—7.4%
Amedisys Inc.*	115,161	6,630,970
Centene Corporation*	195,923	4,486,637
Genoptix Inc.*	169,060	6,540,931
ICON PLC, Sponsored ADR*	150,308	4,384,484
Lincare Holdings Inc.*	122,780	5,732,598
Psychiatric Solutions, Inc.*	146,276	4,705,699

Home furnishings—3.1%
DTS, Inc.*	213,134	7,084,574
Universal Electronics, Inc.*	296,877	6,299,730

Insurance—0.7%
MGIC Investment Corporation*	309,278	3,225,770

Internet—1.8%
TIBCO Software, Inc.*	707,219	8,062,297

Lodging—1.0%
Choice Hotels International Inc.	116,058	4,214,066

Metal fabricate/hardware—1.0%
Northwest Pipe Company*	177,154	4,272,954

Mining—1.1%
Titanium Metals Corporation*	320,743	4,945,857

Oil & gas—3.0%
Brigham Exploration Company*	245,934	4,798,172
Unit Corporation*	45,692	2,182,707
Whiting Petroleum Corporation*	68,670	6,202,961

Oil & gas services—4.3%
Lufkin Industries, Inc.	138,136	11,759,518
OYO Geospace Corporation*	145,006	7,206,798

Pharmaceuticals—4.0%
BioMarin Pharmaceutical Inc.*	221,703	5,181,199
Herbalife Ltd.	83,935	4,049,864
Onyx Pharmaceuticals Inc.*	126,421	3,649,774
Salix Pharmaceuticals Ltd.*	55,844	2,244,929
Vivus Inc.*	225,940	2,302,329

REIT—0.8%
Redwood Trust Inc.	199,964	3,335,400

Retail—9.8%
BJ’s Restaurants, Inc.*	321,305	7,753,090
Cash America International, Inc.	319,150	11,827,699
Chico’s FAS, Inc.	347,918	5,180,499
Genesco Inc.*	385,820	12,843,948
Vitamin Shoppe Inc.*	217,525	5,398,970

Semiconductor equipment—5.8%
Formfactor Inc.*	452,669	6,794,562

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolios

UNAUDITED	04.30.2010

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—98.3% (a)	Shares	Value
Semiconductor equipment (cont’d)
Teradyne, Inc.*	333,160	$4,074,547
Varian Semiconductor Equipment Associates, Inc.*	271,923	8,957,144
Veeco Instruments Inc.*	124,030	5,456,080

Semiconductors—4.3%
ON Semiconductor Corporation*	908,236	7,211,394
Rovi Corporation*	294,205	11,468,111

Software—8.1%
ANSYS, Inc.*	182,726	8,222,670
Eclipsys Corporation*	410,681	8,492,883
Informatica Corporation*	300,567	7,517,181
MedAssets Inc.*	247,916	5,659,922
Quality Systems, Inc.	87,954	5,629,936

Telecommunications—1.1%
EMS Technologies, Inc.*	310,214	4,929,300

Transportation—1.6%
Landstar System, Inc.	158,937	7,028,195
Total common stocks (cost $302,554,101)		430,076,119

Repurchase agreement—1.1% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2010 @ 0.05% to be repurchased at $4,909,020 on May 3, 2010, collateralized by $5,115,000 United States Treasury Notes, 3.375% due November 15, 2019 (market value $5,084,669 including interest) (cost $4,909,000)		4,909,000

Total investment portfolio (cost $307,463,101) 99.4% (a)		$434,985,119

Footnotes
* Non-income producing security
(a) Percentages indicated are based on net assets of $437,641,376.

ADR—American depository receipt
REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	25.6%
Technology	24.2%
Consumer, cyclical	21.0%
Industrial	9.7%
Energy	7.3%
Financial	4.3%
Basic materials	3.2%
Communications	3.0%
Cash	1.1%

34	The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

UNAUDITED	04.30.2010

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$569,945,000	$189,123,516	$98,482,266	$36,812,829
Repurchase agreements (b)	19,707,000	7,152,000	619,000	705,000
Cash	17	106	762	394
Foreign currency (identified cost $858,830)	—	—	859,954	—
Receivable for investments sold	8,187,096	208,945	3,443,686	—
Receivable for fund shares sold	2,109,233	1,240,085	41,358	887,410
Receivable for dividends and interest	236,560	386,085	247,385	387,208
Receivable for recoverable foreign withholding taxes	—	45,552	146,707	—
Prepaid expenses	53,880	43,023	31,347	72,228
Unrealized gain on forward foreign currency contracts	—	—	282,680	—
Total assets	600,238,786	198,199,312	104,155,145	38,865,069

Liabilities
Payable for investments purchased	6,370,178	547,372	3,423,864	245,737
Payable for fund shares redeemed	1,494,946	499,105	399,479	79,991
Payable to the custodian	—	—	—	—
Accrued investment advisory fees	294,853	84,955	50,427	—
Accrued administrative fees	71,830	23,982	12,957	577
Accrued distribution fees	169,381	80,773	58,145	15,707
Accrued shareholder servicing fees	83,121	47,234	15,808	—
Accrued fund accounting fees	8,556	7,641	11,792	7,493
Accrued internal audit fees	206	206	206	267
Accrued trustees and officers compensation	7,458	8,836	8,650	5,135
Other accrued expenses	34,479	32,309	70,093	8,269
Unrealized loss on forward foreign currency contracts	—	—	64,988	—
Total liabilities	8,535,008	1,332,413	4,116,409	363,176
Net assets	591,703,778	196,866,899	100,038,736	38,501,893

Net assets consists of
Paid-in capital	557,477,625	192,618,718	171,494,200	38,232,518
Undistributed net investment income (loss)	(1,031,837)	270,840	(643,431)	43,470
Accumulated net realized gain (loss)	(85,161,540)	(14,805,881)	(85,792,090)	(15,412)
Unrealized gain on forward foreign currency contracts	—	—	217,692	—
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	120,419,530	18,783,222	14,762,365	241,317
Net assets	591,703,778	196,866,899	100,038,736	38,501,893

Net assets, at market value
Class A	456,992,183	123,108,077	43,507,714	22,421,059
Class C	88,904,524	67,550,302	56,372,298	16,063,193
Class I	21,249,535	5,876,761	153,804	12,605
Class R-3	735,872	329,123	2,457	2,517
Class R-5	23,821,664	2,636	2,463	2,519

Net asset value (“NAV”), offering and redemption price per share
Class A	$25.87	$12.72	$20.45	$14.53
Maximum offering price (c)	$27.16	$13.35	$21.47	$15.10
Class C	$22.65	$12.35	$18.45	$14.52
Class I	$26.30	$12.70	$20.56	$14.53
Class R-3	$25.69	$12.70	$20.44	$14.53
Class R-5	$26.25	$12.71	$20.57	$14.54

Shares of beneficial interest outstanding
Class A	17,664,870	9,680,923	2,127,857	1,543,044
Class C	3,925,692	5,468,038	3,055,861	1,106,502
Class I	808,071	462,592	7,480	867
Class R-3	28,639	25,919	120	173
Class R-5	907,618	207	120	173

(a) Identified cost	$449,525,470	$170,345,574	$83,720,743	$36,571,512

(b) Identified cost is the same as value. (c) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

36	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

UNAUDITED	04.30.2010

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$129,874,889	$185,467,175	$1,569,975,915	$69,702,143	$430,076,119
14,096,000	2,922,000	—	3,092,000	4,909,000
900	311	—	809	987
—	—	—	—	—
—	5,466,376	79,094,758	532,343	5,458,560
233,697	383,076	3,470,733	226,622	1,540,909
32,831	15,604	470,370	37,259	3,768
—	—	—	—	—
42,117	31,161	50,100	31,978	50,817
—	—	—	—	—
144,280,434	194,285,703	1,653,061,876	73,623,154	442,040,160

—	2,779,946	65,296,164	479,839	3,056,996
264,541	313,587	3,941,653	159,283	864,285
—	—	1,966,397	—	—
71,505	92,556	717,705	30,159	212,146
12,835	22,766	179,579	3,484	48,960
10,869	71,003	400,441	5,690	112,049
6,675	22,242	226,006	—	56,373
8,266	8,303	8,539	7,798	8,518
206	206	206	206	206
8,679	8,679	8,681	8,679	8,679
28,617	27,387	58,636	26,606	30,572
—	—	—	—	—
412,193	3,346,675	72,804,007	721,744	4,398,784
143,868,241	190,939,028	1,580,257,869	72,901,410	437,641,376

191,152,407	155,619,743	1,640,149,316	42,237,814	375,072,875
80,346	(140,877)	(1,750,080)	(57,674)	(155,731)
(62,633,985)	(13,842,473)	(204,280,609)	2,683,583	(64,797,786)
—	—	—	—	—
15,269,473	49,302,635	146,139,242	28,037,687	127,522,018
143,868,241	190,939,028	1,580,257,869	72,901,410	437,641,376

12,026,199	124,972,609	905,042,350	8,876,862	263,269,029
10,018,561	55,788,057	252,792,337	4,847,272	71,763,312
121,798,849	9,783,273	349,442,468	59,171,745	60,266,523
2,667	392,328	3,779,063	2,762	1,601,641
21,965	2,761	69,201,651	2,769	40,740,871

$13.64	$26.80	$24.38	$19.74	$31.83
$14.32	$28.14	$25.60	$20.72	$33.42
$13.47	$23.72	$21.49	$19.51	$27.08
$13.62	$27.27	$24.73	$19.85	$32.33
$13.62	$26.69	$24.22	$19.73	$31.60
$13.92	$27.28	$24.77	$19.85	$32.31

881,875	4,662,495	37,126,203	449,613	8,272,312
743,870	2,351,666	11,764,304	248,475	2,649,671
8,942,618	358,692	14,130,774	2,980,510	1,864,324
196	14,698	156,060	140	50,681
1,578	101	2,794,202	140	1,260,775

$114,605,416	$136,164,540	$1,423,836,673	$41,664,456	$302,554,101

The accompanying notes are an integral part of the financial statements.	37

Statements of Operations

UNAUDITED	04.30.2010

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund †

Investment income
Dividends (a)	$2,677,409	$2,241,509	$1,142,237	$—
Interest	1,530	380,777	132	117,881
Total income	2,678,939	2,622,286	1,142,369	117,881

Expenses
Investment advisory fees	1,650,450	453,113	459,411	27,862
Administrative fees	402,173	125,341	83,091	6,965
Distribution fees	969,823	422,537	371,079	25,281
Shareholder servicing fees	487,206	128,751	104,011	1,729
Fund accounting fees	49,395	50,072	35,650	15,001
Professional fees	42,630	46,856	46,944	5,722
State qualification expenses	47,290	39,571	29,302	660
Organizational costs	—	—	—	41,232
Offering costs	—	—	—	13,305
Reports to shareholders	10,310	3,968	1,358	950
Trustees and officers compensation	19,033	21,786	21,600	5,135
Custodian fees	12,236	11,964	134,353	1,350
Internal audit fees	1,233	1,233	1,233	267
Other	19,012	14,850	13,329	3,179
Total expenses before adjustments	3,710,791	1,320,042	1,301,361	148,638
Fees and expenses waived	—	(434)	(106,426)	(94,584)
Recovered fees previously waived by Manager	—	81,374	—	—
Expense offsets	(15)	(31)	—	—
Total expenses after adjustments	3,710,776	1,400,951	1,194,935	54,054
Net investment income (loss)	(1,031,837)	1,221,335	(52,566)	63,827

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	22,283,593	5,957,573	8,971,635	(15,412)
Net realized gain (loss) on foreign currency transactions (b)	—	(100,934)	(136,374)	—
Net change in unrealized appreciation (depreciation) on investments	48,213,769	9,613,681	(3,930,810)	241,317
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	2,019	456,890	—
Net gain (loss) on investments	70,497,362	15,472,339	5,361,341	225,905
Net increase (decrease) in net assets resulting from operations	69,465,525	16,693,674	5,308,775	289,732

(a) Net of foreign withholding taxes	$13,409	$193,406	$127,504	$ —

(b) Includes Brazilian IOF tax of	—	82,611	17,511	—

† For the period March 1, 2010 (commencement of operations) to April 30, 2010.

38	The accompanying notes are an integral part of the financial statements.

Statements of Operations

UNAUDITED	04.30.2010

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$974,450	$1,167,681	$7,433,489	$372,238	$2,194,491
870	234	1,837	300	534
975,320	1,167,915	7,435,326	372,538	2,195,025

402,543	501,302	4,070,301	195,799	1,088,103
72,394	123,514	1,017,560	35,394	255,067
62,827	390,968	2,308,271	28,865	615,039
179,649	131,840	1,317,493	93,907	323,097
48,963	48,952	49,386	48,296	49,397
37,711	37,144	37,155	37,136	37,296
33,274	31,732	51,843	37,430	37,055
—	—	—	—	—
—	—	—	—	—
5,531	3,159	42,105	3,567	6,840
21,629	21,629	21,631	21,629	21,629
2,968	4,272	34,824	2,663	9,216
1,233	1,233	1,233	1,233	1,233
13,608	13,575	25,820	11,713	15,773
882,330	1,309,320	8,977,622	517,632	2,459,745
(162,004)	(522)	—	(161,189)	—
—	—	—	—	—
(11)	(6)	(222)	(6)	(5)
720,315	1,308,792	8,977,400	356,437	2,459,740
255,005	(140,877)	(1,542,074)	16,101	(264,715)

1,661,406	14,225,842	184,031,902	2,727,886	15,189,234
—	—	—	—	—
15,943,196	24,048,332	29,775,345	11,094,143	71,059,361
—	—	—	—	—
17,604,602	38,274,174	213,807,247	13,822,029	86,248,595
17,859,607	38,133,297	212,265,173	13,838,130	85,983,880

$ —	$4,493	$147,156	$662	$8,004

—	—	—	—	—

The accompanying notes are an integral part of the financial statements.	39

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund		Eagle Investment Grade Bond Fund
	11/1/09 to 4/30/10*	11/1/08 to 10/31/09	11/1/09 to 4/30/10*	11/1/08 to 10/31/09	11/1/09 to 4/30/10*	11/1/08 to 10/31/09	3/1/10 to 4/30/10* (c)

Net assets, beginning of period	$486,558,402	$442,306,086	$141,502,238	$96,988,805	$117,155,129	$163,841,193	$—
Increase (decrease) in net assets from operations
Net investment income (loss)	(1,031,837)	(1,782,603)	1,221,335	2,971,034	(52,566)	911,426	63,827
Net realized gain (loss) on investments	22,283,593	(70,982,973)	5,957,573	(8,693,220)	8,971,635	(35,794,386)	(15,412)
Net realized gain (loss) on foreign currency transactions (b)	—	—	(100,934)	(603,582)	(136,374)	2,560,936	—
Net change in unrealized appreciation (depreciation) on investments	48,213,769	151,709,769	9,613,681	28,119,220	(3,930,810)	47,618,859	241,317
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	2,019	3,493	456,890	(5,581,811)	—
Net increase (decrease) in net assets resulting from operations	69,465,525	78,944,193	16,693,674	21,796,945	5,308,775	9,715,024	289,732
Distributions to shareholders from
Net investment income	—	—	(1,170,068)	(3,030,927)	—	(5,314,007)	(20,357)
Net realized gains	—	—	—	—	—	—	—
Net distributions to shareholders	—	—	(1,170,068)	(3,030,927)	—	(5,314,007)	(20,357)
Fund share transactions
Proceeds from shares sold-Class A	90,337,110	91,862,409	32,996,518	34,047,379	2,256,146	10,034,646	22,438,264
Issued as reinvestment of distributions-Class A	—	—	740,272	1,858,490	—	2,253,539	11,244
Cost of shares redeemed-Class A	(52,914,939)	(115,349,472)	(10,831,209)	(18,806,972)	(13,643,764)	(34,749,624)	(187,984)
Proceeds from shares sold-Class C	2,957,939	6,301,679	17,006,636	14,441,585	1,306,928	6,156,437	15,975,474
Issued as reinvestment of distributions-Class C	—	—	239,105	844,172	—	2,610,913	4,097
Cost of shares redeemed-Class C	(9,945,100)	(21,927,284)	(3,999,496)	(8,666,716)	(12,349,279)	(37,662,224)	(26,082)
Proceeds from shares sold-Class I	6,786,464	9,920,860	4,078,341	1,765,651	7,939	1,258,426	12,500
Issued as reinvestment of distributions-Class I	—	—	6,512	1,273	—	—	2
Cost of shares redeemed-Class I	(1,945,132)	(6,500,408)	(424,666)	(19,287)	(8,138)	(989,194)	—
Proceeds from shares sold-Class R-3	102,647	388,778	24,363	280,032	2,500	—	2,500
Issued as reinvestment of distributions-Class R-3	—	—	2,166	1,808	—	—	1
Cost of shares redeemed-Class R-3	(176,795)	(27,632)	—	—	—	—	—
Proceeds from shares sold-Class R-5	2,680,081	5,356,787	2,500	—	2,500	—	2,500
Issued as reinvestment of distributions-Class R-5	—	—	13	—	—	—	2
Cost of shares redeemed-Class R-5	(2,202,424)	(4,717,594)	—	—	—	—	—
Net increase (decrease) from fund share transactions	35,679,851	(34,691,877)	39,841,055	25,747,415	(22,425,168)	(51,087,081)	38,232,518
Increase (decrease) in net assets	105,145,376	44,252,316	55,364,661	44,513,433	(17,116,393)	(46,686,064)	38,501,893
Net assets, end of period (a)	591,703,778	486,558,402	196,866,899	141,502,238	100,038,736	117,155,129	38,501,893
(a) Includes undistributed net investment income
(accumulated net investment loss) of	$(1,031,837)	$—	$270,865	$219,598	$(643,431)	$(590,865)	$43,470

(b) Includes Brazilian IOF tax of	—	—	82,611	—	17,511	—	—

Shares issued and redeemed
Shares sold-Class A	3,573,936	5,009,360	2,707,294	3,291,400	109,633	595,758	1,555,281
Issued as reinvestment of distributions-Class A	—	—	59,393	183,479	—	134,975	781
Shares redeemed-Class A	(2,106,597)	(6,544,041)	(891,666)	(1,977,699)	(667,801)	(2,127,606)	(13,018)
Shares sold-Class C	134,788	385,422	1,425,579	1,436,903	70,448	410,924	1,108,025
Issued as reinvestment of distributions-Class C	—	—	19,746	86,176	—	171,305	285
Shares redeemed-Class C	(452,584)	(1,419,713)	(338,645)	(942,107)	(667,938)	(2,572,434)	(1,808)
Shares sold-Class I	268,443	497,775	334,529	164,656	399	79,132	867
Issued as reinvestment of distributions-Class I	—	—	511	115	—	—	—
Shares redeemed-Class I	(75,432)	(392,848)	(35,459)	(1,760)	(399)	(71,652)	—
Shares sold-Class R-3	4,118	19,689	1,941	23,654	120	—	173
Issued as reinvestment of distributions-Class R-3	—	—	174	150	—	—	—
Shares redeemed-Class R-3	(6,968)	(1,427)	—	—	—	—	—
Shares sold-Class R-5	105,645	280,379	206	—	120	—	173
Issued as reinvestment of distributions-Class R-5	—	—	1	—	—	—	—
Shares redeemed-Class R-5	(86,586)	(255,618)	—	—	—	—	—
Shares issued and redeemed	1,358,763	(2,421,022)	3,283,604	2,264,967	(1,155,418)	(3,379,598)	2,650,759

* Unaudited

(c) For the period March 1, 2010 (commencement of operations) to April 30, 2010. (d) For the period November 3, 2008 (commencement of operations) to October 31, 2009. (e) Includes tax return of capital distributions of $186,860.

40	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Large Cap Core Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Core Value Fund		Eagle Small Cap Growth Fund
11/1/09 to 4/30/10*	11/1/08 to 10/31/09	11/1/09 to 4/30/10*	11/1/08 to 10/31/09	11/1/09 to 4/30/10*	11/1/08 to 10/31/09	11/1/09 to 4/30/10*	11/3/08 to 10/31/09 (d)	11/1/09 to 4/30/10*	11/1/08 to 10/31/09

$124,850,857	$150,519,698	$146,725,344	$128,341,052	$1,360,595,478	$1,113,403,737	$57,833,435	$—	$312,128,302	$270,399,419

255,005	1,247,380	(140,877)	(1,054,090)	(1,542,074)	(2,912,750)	16,101	(55,546)	(264,715)	(2,451,734)
1,661,406	(37,998,722)	14,225,842	(21,860,794)	184,031,902	(202,886,263)	2,727,886	2,089,797	15,189,234	(74,657,248)
—	—	—	—	—	—	—	—	—	—
15,943,196	45,315,169	24,048,332	39,599,016	29,775,345	374,125,086	11,094,143	16,943,544	71,059,361	108,665,604
—	—	—	—	—	—	—	—	—	—
17,859,607	8,563,827	38,133,297	16,684,132	212,265,173	168,326,073	13,838,130	18,977,795	85,983,880	31,556,622

(965,747)	(2,233,573)	—	—	—	—	(37,833)	—	—	—
—	—	—	—	—	—	(2,027,828)	—	—	—
(965,747)	(2,233,573)	—	—	—	—	(2,065,661)	—	—	—

674,183	1,923,879	21,311,607	25,224,739	79,240,212	197,579,460	1,977,703	5,090,916	41,892,050	58,304,739
47,258	109,742	—	—	—	—	189,893	—	—	—
(1,403,549)	(4,005,927)	(16,482,246)	(26,840,300)	(111,223,114)	(262,214,770)	(198,421)	(418,935)	(33,080,327)	(64,602,948)
616,149	1,488,931	2,997,310	7,610,208	11,483,127	26,855,616	968,458	3,075,373	3,048,823	10,473,989
—	10,057	—	—	—	—	122,120	—	—	—
(1,070,358)	(1,986,922)	(4,210,777)	(9,247,929)	(25,107,017)	(50,365,332)	(220,760)	(254,488)	(6,533,760)	(14,597,120)
12,842,023	26,464,887	3,102,086	4,840,895	95,474,069	190,159,453	5,544,871	39,324,515	34,915,754	8,594,439
876,556	2,048,529	—	—	—	—	1,689,029	—	—	—
(10,462,049)	(58,057,505)	(533,466)	(227,262)	(43,212,759)	(48,229,911)	(6,782,387)	(7,961,741)	(2,208,932)	(2,361,747)
2,500	—	199,761	658,212	1,291,678	1,524,337	2,500	—	298,096	1,047,709
—	—	—	—	—	—	—	—	—	—
—	—	(306,388)	(318,403)	(525,530)	(597,213)	—	—	(744,572)	(764,144)
714	5,935	2,500	—	5,479,406	31,322,747	2,500	—	5,323,207	16,800,032
161	—	—	—	—	—	—	—	—	—
(64)	(701)	—	—	(5,502,854)	(7,168,719)	—	—	(3,381,145)	(2,722,688)
2,123,524	(31,999,095)	6,080,387	1,700,160	7,397,218	78,865,668	3,295,506	38,855,640	39,529,194	10,172,261
19,017,384	(25,668,841)	44,213,684	18,384,292	219,662,391	247,191,741	15,067,975	57,833,435	125,513,074	41,728,883
143,868,241	124,850,857	190,939,028	146,725,344	1,580,257,869	1,360,595,478	72,901,410	57,833,435	437,641,376	312,128,302

$80,346	$791,088	$(140,877)	$—	$(1,750,080)	$(208,006)	$(57,674)	$(35,942)	$(155,731)	$108,984

—	—	—	—	—	—	—	—	—	—

52,402	191,197	865,269	1,368,513	3,442,804	11,101,355	107,643	373,694	1,450,421	2,712,594
3,799	11,725	—	—	—	—	11,021	—	—	—
(110,802)	(409,849)	(690,103)	(1,484,342)	(4,822,058)	(15,158,025)	(11,093)	(31,652)	(1,166,121)	(3,111,128)
48,099	150,516	138,085	473,431	565,807	1,700,760	53,529	221,065	125,353	573,022
—	1,080	—	—	—	—	7,154	—	—	—
(83,593)	(204,737)	(195,420)	(590,394)	(1,233,984)	(3,270,863)	(12,305)	(20,968)	(269,801)	(827,327)
1,000,798	2,646,440	123,807	243,373	4,095,086	10,215,374	306,235	3,474,664	1,162,944	426,895
70,690	219,564	—	—	—	—	97,688	—	—	—
(810,506)	(6,252,510)	(20,705)	(11,653)	(1,842,031)	(2,603,066)	(370,274)	(527,803)	(72,387)	(109,368)
196	—	8,238	35,550	55,751	87,669	140	—	10,586	50,939
—	—	—	—	—	—	—	—	—	—
—	—	(12,489)	(16,601)	(22,456)	(32,777)	—	—	(26,736)	(34,513)
55	565	101	—	234,069	1,886,589	140	—	182,165	837,725
13	—	—	—	—	—	—	—	—	—
(5)	(60)	—	—	(233,810)	(389,934)	—	—	(116,660)	(120,927)
171,146	(3,646,069)	216,783	17,877	239,178	3,537,082	189,878	3,489,000	1,279,764	397,912

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods†				From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/09	04/30/10		$22.65	$(0.03)	$3.25		$3.22	$—	$—	$—	$25.87	1.26	(b)	1.26	(b)	(0.28	)(b)	26	14.22	(c)	$457
11/01/08	10/31/09		18.58	(0.06)	4.13		4.07	—	—	—	22.65	1.32		1.32		(0.31)		54	21.91		367
11/01/07	10/31/08		35.99	(0.13)	(12.71)		(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61	(40.38)		329
11/01/06	10/31/07		29.67	0.04	6.46	(d)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62	22.02		566
09/01/06	10/31/06	(e)	28.59	(0.01)	1.09	(d)	1.08	—	—	—	29.67	1.23	(b)	1.23	(b)	(0.19	)(b)	7	3.78	(c)	387
09/01/05	08/31/06		26.28	(0.06)	2.37	(d)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05		22.85	—	3.43	(d)	3.43	—	—	—	26.28	1.18		1.18		0.01		42	15.01		391
Class C*
11/01/09	04/30/10		19.90	(0.11)	2.86		2.75	—	—	—	22.65	2.01	(b)	2.01	(b)	(1.03	)(b)	26	13.82	(c)	89
11/01/08	10/31/09		16.45	(0.18)	3.63		3.45	—	—	—	19.90	2.08		2.08		(1.07)		54	20.97		84
11/01/07	10/31/08		32.64	(0.30)	(11.32)		(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61	(40.85)		87
11/01/06	10/31/07		27.13	(0.19)	5.88	(d)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	(e)	26.17	(0.04)	1.00	(d)	0.96	—	—	—	27.13	1.99	(b)	1.99	(b)	(0.94	)(b)	7	3.67	(c)	149
09/01/05	08/31/06		24.29	(0.25)	2.13	(d)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05		21.27	(0.17)	3.19	(d)	3.02	—	—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
Class I*
11/01/09	04/30/10		22.98	0.01	3.31		3.32	—	—	—	26.30	0.88	(b)	0.88	(b)	0.07	(b)	26	14.45	(c)	21
11/01/08	10/31/09		18.78	0.01	4.19		4.20	—	—	—	22.98	0.94		0.94		0.07		54	22.36		14
11/01/07	10/31/08		36.21	—	(12.86)		(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61	(40.16)		10
11/01/06	10/31/07		29.73	0.17	6.49	(d)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06	(e)	28.63	0.01	1.09	(d)	1.10	—	—	—	29.73	0.85	(b)	0.85	(b)	0.20	(b)	7	3.84	(c)	30
03/21/06	08/31/06		28.93	0.01	(0.31	)(d)	(0.30)	—	—	—	28.63	0.91	(b)	0.91	(b)	0.07	(b)	58	(1.04	)(c)	26
Class R-3*
11/01/09	04/30/10		22.52	(0.06)	3.23		3.17	—	—	—	25.69	1.46	(b)	1.46	(b)	(0.49	)(b)	26	14.08	(c)	1
11/01/08	10/31/09		18.51	(0.10)	4.11		4.01	—	—	—	22.52	1.49		1.49		(0.51)		54	21.66		1
11/01/07	10/31/08		35.97	(0.20)	(12.69)		(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61	(40.56)		0
09/12/07	10/31/07		33.30	(0.05)	2.72	(d)	2.67	—	—	—	35.97	1.65	(b)	7.17	(b)	(1.26	)(b)	62	8.02	(c)	0
Class R-5*
11/01/09	04/30/10		22.94	0.01	3.30		3.31	—	—	—	26.25	0.86	(b)	0.86	(b)	0.11	(b)	26	14.43	(c)	24
11/01/08	10/31/09		18.73	0.02	4.19		4.21	—	—	—	22.94	0.87		0.87		0.12		54	22.48		20
11/01/07	10/31/08		36.13	(0.04)	(12.79)		(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61	(40.17)		16
11/01/06	10/31/07		29.68	0.16	6.47	(d)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06		29.04	—	0.64	(d)	0.64	—	—	—	29.68	0.85	(b)	0.85	(b)	(0.20	)(b)	7	2.20	(c)	7

Eagle Growth & Income Fund
Class A*
11/01/09	04/30/10		11.57	0.10	1.14		1.24	(0.09)	—	(0.09)	12.72	1.40	(b)	1.32	(b)	1.72	(b)	24	10.78	(c)	123
11/01/08	10/31/09		9.71	0.31	1.86		2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12		57	22.88		90
11/01/07	10/31/08		17.77	0.37	(6.27)		(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		64	(37.25)		61
11/01/06	10/31/07		14.68	0.36	3.60	(d)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63	28.17		96
10/01/06	10/31/06	(e)	14.43	0.02	0.34	(d)	0.36	(0.11)	—	(0.11)	14.68	1.35	(b)	1.56	(b)	1.33	(b)	4	2.52	(c)	68
10/01/05	09/30/06		13.81	0.38	1.43	(d)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
10/01/04	09/30/05		11.80	0.28	1.99	(d)	2.27	(0.26)	—	(0.26)	13.81	1.35		1.51		2.13		73	19.41		45
Class C*
11/01/09	04/30/10		11.24	0.05	1.12		1.17	(0.06)	—	(0.06)	12.35	2.20	(b)	2.06	(b)	0.92	(b)	24	10.38	(c)	68
11/01/08	10/31/09		9.45	0.23	1.80		2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35		57	21.89		49
11/01/07	10/31/08		17.34	0.26	(6.10)		(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		64	(37.75)		36
11/01/06	10/31/07		14.38	0.23	3.50	(d)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63	27.05		59
10/01/06	10/31/06	(e)	14.12	0.01	0.34	(d)	0.35	(0.09)	—	(0.09)	14.38	2.10	(b)	2.31	(b)	0.58	(b)	4	2.46	(c)	47
10/01/05	09/30/06		13.54	0.27	1.40	(d)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46
10/01/04	09/30/05		11.57	0.18	1.96	(d)	2.14	(0.17)	—	(0.17)	13.54	2.10		2.26		1.37		73	18.60		31
Class I*
11/01/09	04/30/10		11.56	0.13	1.13		1.26	(0.12)	—	(0.12)	12.70	0.95	(b)	0.97	(b)	2.14	(b)	24	10.92	(c)	6
03/18/09	10/31/09		8.43	0.20	3.20		3.40	(0.27)	—	(0.27)	11.56	0.95	(b)	1.12	(b)	3.08	(b)	57	40.72	(c)	2
Class R-3*
11/01/09	04/30/10		11.55	0.10	1.14		1.24	(0.09)	—	(0.09)	12.70	1.51	(b)	1.51	(b)	1.61	(b)	24	10.73	(c)	0
09/30/09	10/31/09		11.84	0.01	(0.22)		(0.21)	(0.08)	—	(0.08)	11.55	1.65	(b)	1.56	(b)	0.94	(b)	57	(1.83	)(c)	0
Class R-5*
12/28/09	04/30/10		12.11	0.09	0.57		0.66	(0.06)	—	(0.06)	12.71	0.95	(b)	1.95	(b)	2.19	(b)	24	5.45	(c)	0

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†				From investment operations				Dividends & distributions					Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle International Equity Fund
Class A*
11/01/09	04/30/10		$19.52	$0.03	$0.90		$0.93	$—		$—	$—	$20.45	1.73	(b)	1.93	(b)	0.32	(b)	57	4.76	(c)	$44
11/01/08	10/31/09		17.80	0.20	2.23		2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179	14.34		52
11/01/07	10/31/08		36.52	0.32	(16.15)		(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87	(d)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
11/01/05	10/31/06		25.20	0.24	6.73	(d)	6.97	(0.16)		(2.04)	(2.20)	29.97	1.71		1.53		0.86		58	29.31		91
11/01/04	10/31/05		20.95	0.09	4.49	(d)	4.58	(0.33)		—	(0.33)	25.20	1.78		2.00		0.38		78	21.98		50
Class C*
11/01/09	04/30/10		17.68	(0.04)	0.81		0.77	—		—	—	18.45	2.49	(b)	2.68	(b)	(0.43	)(b)	57	4.36	(c)	56
11/01/08	10/31/09		16.15	0.06	2.01		2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179	13.34		65
11/01/07	10/31/08		33.66	0.09	(14.71)		(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23	(d)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
11/01/05	10/31/06		23.58	0.02	6.30	(d)	6.32	(0.01)		(2.04)	(2.05)	27.85	2.46		2.28		0.07		58	28.38		118
11/01/04	10/31/05		19.66	(0.08)	4.20	(d)	4.12	(0.20)		—	(0.20)	23.58	2.53		2.75		(0.35)		78	21.06		73
Class I*
11/01/09	04/30/10		19.57	0.10	0.89		0.99	—		—	—	20.56	1.15	(b)	1.54	(b)	0.93	(b)	57	5.06	(c)	0
03/13/09(g)	10/31/09		13.59	0.08	5.90		5.98	—		—	—	19.57	1.15	(b)	1.50	(b)	0.76	(b)	179	44.00	(c)	0
02/09/09	02/24/09	(g)	15.60	0.02	(1.86)		(1.84)	—		—	—	13.76	1.15	(b)	1.40	(b)	2.92	(b)	179	(11.79	)(c)	0
Class R-3*
12/28/09	04/30/10		20.80	0.03	(0.39)		(0.36)	—		—	—	20.44	1.75	(b)	3.78	(b)	0.49	(b)	57	(1.73	)(c)	0
Class R-5*
12/28/09	04/30/10		20.88	0.08	(0.39)		(0.31)	—		—	—	20.57	1.15	(b)	2.62	(b)	1.10	(b)	57	(1.48	)(c)	0

Eagle Investment Grade Bond Fund
Class A*
03/01/10	04/30/10		14.44	0.05	0.05		0.10	(0.01)		—	(0.01)	14.53	0.85	(b)	2.94	(b)	1.67	(b)	17	0.70	(c)	22
Class C*
03/01/10	04/30/10		14.44	0.02	0.07		0.09	(0.01)		—	(0.01)	14.52	1.65	(b)	3.60	(b)	0.91	(b)	17	0.59	(c)	16
Class I*
03/01/10	04/30/10		14.44	0.05	0.05		0.10	(0.01)		—	(0.01)	14.53	0.60	(b)	2.61	(b)	2.00	(b)	17	0.72	(c)	0
Class R-3*
03/01/10	04/30/10		14.44	0.03	0.07		0.10	(0.01)		—	(0.01)	14.53	1.09	(b)	4.38	(b)	1.29	(b)	17	0.68	(c)	0
Class R-5*
03/01/10	04/30/10		14.44	0.04	0.07		0.11	(0.01)		—	(0.01)	14.54	0.60	(b)	3.94	(b)	1.78	(b)	17	0.79	(c)	0

Eagle Large Cap Core Fund
Class A*
11/01/09	04/30/10		12.01	0.01	1.68		1.69	(0.06)		—	(0.06)	13.64	1.37	(b)	1.41	(b)	0.10	(b)	15	14.08	(c)	12
11/01/08	10/31/09		10.70	0.07	1.36		1.43	(0.12)		—	(0.12)	12.01	1.38		1.47		0.68		40	13.68		11
11/01/07	10/31/08		17.95	0.17	(6.52)		(6.35)	(0.13)		(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07		16.54	0.13	1.48	(d)	1.61	(0.08)		(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06		14.29	0.09	2.16	(d)	2.25	—		—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05		14.29	(0.01)	0.01	(d)	—	—		—	—	14.29	1.65	(b)	3.25	(b)	(0.09	)(b)	66	—	(c)	19
Class C*
11/01/09	04/30/10		11.86	(0.04)	1.65		1.61	—		—	—	13.47	2.17	(b)	2.24	(b)	(0.70	)(b)	15	13.58	(c)	10
11/01/08	10/31/09		10.53	(0.01)	1.35		1.34	(0.01)		—	(0.01)	11.86	2.18		2.32		(0.15)		40	12.78		9
11/01/07	10/31/08		17.68	0.04	(6.42)		(6.38)	—		(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07		16.35	(0.02)	1.47	(d)	1.45	—		(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06		14.23	(0.03)	2.15	(d)	2.12	—		—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05		14.29	(0.05)	(0.01	)(d)	(0.06)	—		—	—	14.23	2.40	(b)	4.00	(b)	(0.85	)(b)	66	(0.42	)(c)	10
Class I*
11/01/09	04/30/10		12.02	0.03	1.67		1.70	(0.10)		—	(0.10)	13.62	0.95	(b)	1.23	(b)	0.50	(b)	15	14.26	(c)	122
11/01/08	10/31/09		10.73	0.12	1.35		1.47	(0.18)		—	(0.18)	12.02	0.95		1.28		1.18		40	14.20		104
11/01/07	10/31/08		18.01	0.20	(6.51)		(6.31)	(0.20)		(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)		130
11/01/06	10/31/07		16.60	0.19	1.48	(d)	1.67	(0.14)		(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06		15.17	0.08	1.35	(d)	1.43	—		—	—	16.60	0.95	(b)	1.23	(b)	0.87	(b)	43	9.43	(c)	128
Class R-3*
12/28/09	04/30/10		12.77	(0.02)	0.87		0.85	—		—	—	13.62	1.65	(b)	2.19	(b)	(0.46	) (b)	15	6.66	(c)	0

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Large Cap Core Fund (cont’d)
Class R-5*
11/01/09	04/30/10	$12.28	$0.03	$1.72		$1.75	$(0.11)	$—	$(0.11)	$13.92	0.95	(b)	1.32	(b)	0.50	(b)	15	14.29	(c)	$0
11/01/08	10/31/09	10.76	0.11	1.41		1.52	—	—	—	12.28	0.95		1.22		0.97		40	14.13		0
11/01/07	10/31/08	17.98	0.27	(6.51)		(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)		0
04/02/07	10/31/07	16.51	—	1.47	(d)	1.47	—	—	—	17.98	0.91	(b)	0.91	(b)	0.05	(b)	45	8.90	(c)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/09	04/30/10	21.25	0.01	5.54		5.55	—	—	—	26.80	1.35	(b)	1.35	(b)	0.05	(b)	41	26.12	(c)	125
11/01/08	10/31/09	18.63	(0.11)	2.73		2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)		(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18	(d)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06	26.72	(0.14)	2.95	(d)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05	25.26	(0.22)	2.89	(d)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
Class C*
11/01/09	04/30/10	18.88	(0.08)	4.92		4.84	—	—	—	23.72	2.12	(b)	2.12	(b)	(0.71	)(b)	41	25.64	(c)	56
11/01/08	10/31/09	16.68	(0.23)	2.43		2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19		45
11/01/07	10/31/08	31.65	(0.36)	(9.25)		(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)		42
11/01/06	10/31/07	26.18	(0.42)	8.46	(d)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06	25.15	(0.32)	2.77	(d)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05	24.02	(0.39)	2.73	(d)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
Class I*
11/01/09	04/30/10	21.58	0.05	5.64		5.69	—	—	—	27.27	0.95	(b)	0.96	(b)	0.40	(b)	41	26.37	(c)	10
11/01/08	10/31/09	18.83	(0.02)	2.77		2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60		6
11/01/07	10/31/08	34.69	(0.12)	(10.38)		(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21	(d)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06	26.63	(0.04)	1.57	(d)	1.53	—	—	—	28.16	0.95	(b)	1.05	(b)	(0.42	)(b)	111	5.75	(c)	0
Class R-3*
11/01/09	04/30/10	21.19	(0.02)	5.52		5.50	—	—	—	26.69	1.70	(b)	1.72	(b)	(0.17	)(b)	41	25.90	(c)	0
01/12/09	10/31/09	16.84	(0.15)	4.50		4.35	—	—	—	21.19	1.74	(b)	1.74	(b)	(0.94	)(b)	127	25.83	(c)	0
Class R-5*
12/28/09	04/30/10	24.70	(0.02)	2.60		2.58	—	—	—	27.28	0.95	(b)	2.30	(b)	(0.29	)(b)	41	10.45	(c)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/09	04/30/10	21.10	(0.02)	3.30		3.28	—	—	—	24.38	1.19	(b)	1.19	(b)	(0.18	)(b)	131	15.55	(c)	905
11/01/08	10/31/09	18.34	(0.03)	2.79		2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05		812
11/01/07	10/31/08	32.59	(0.09)	(10.83)		(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61	(d)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(d)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(d)	3.22	—	—	—	27.79	1.15		1.15		(0.48)		146	13.11		633
Class C*
11/01/09	04/30/10	18.67	(0.09)	2.91		2.82	—	—	—	21.49	1.93	(b)	1.93	(b)	(0.92	)(b)	131	15.10	(c)	253
11/01/08	10/31/09	16.34	(0.15)	2.48		2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26		232
11/01/07	10/31/08	29.62	(0.25)	(9.70)		(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13	(d)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(d)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(d)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284
Class I*
11/01/09	04/30/10	21.36	0.02	3.35		3.37	—	—	—	24.73	0.79	(b)	0.79	(b)	0.20	(b)	131	15.78	(c)	349
11/01/08	10/31/09	18.49	0.03	2.84		2.87	—	—	—	21.36	0.87		0.87		0.16		196	15.52		254
11/01/07	10/31/08	32.74	—	(10.92)		(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62	(d)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(d)	1.94	—	—	—	30.15	0.84	(b)	0.84	(b)	(0.15	)(b)	180	6.88	(c)	17
Class R-3*
11/01/09	04/30/10	20.98	(0.05)	3.29		3.24	—	—	—	24.22	1.38	(b)	1.38	(b)	(0.41	)(b)	131	15.44	(c)	4
11/01/08	10/31/09	18.26	(0.06)	2.78		2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90		3
11/01/07	10/31/08	32.52	(0.13)	(10.80)		(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60	(d)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(d)	2.28	—	—	—	30.10	1.27	(b)	1.27	(b)	(0.60	)(b)	180	8.20	(c)	0

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class R-5*
11/01/09	04/30/10	$21.39	$0.03	$3.35		$3.38	$—	$—	$—	$24.77	0.78	(b)	0.78	(b)	0.22	(b)	131	15.80	(c)	$69
11/01/08	10/31/09	18.50	0.05	2.84		2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62		60
11/01/07	10/31/08	32.73	0.02	(10.92)		(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61	(d)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(d)	1.17	—	—	—	30.13	0.67	(b)	0.67	(b)	(0.15	)(b)	180	4.04	(c)	12

Eagle Small Cap Core Value Fund
Class A*
11/01/09	04/30/10	16.54	(0.03)	3.80		3.77	—	(0.57)	(0.57)	19.74	1.50	(b)	1.66	(b)	(0.36	)(b)	11	23.32	(c)	9
11/03/08	10/31/09	14.29	(0.07)	2.32		2.25	—	—	—	16.54	1.48	(b)	4.53	(b)	(0.45	)(b)	23	15.75	(c)	6
Class C*
11/01/09	04/30/10	16.41	(0.10)	3.77		3.67	—	(0.57)	(0.57)	19.51	2.30	(b)	2.49	(b)	(1.16	)(b)	11	22.88	(c)	5
11/03/08	10/31/09	14.29	(0.19)	2.31		2.12	—	—	—	16.41	2.28	(b)	5.37	(b)	(1.27	)(b)	23	14.84	(c)	3
Class I*
11/01/09	04/30/10	16.59	0.02	3.82		3.84	(0.01)	(0.57)	(0.58)	19.85	0.95	(b)	1.51	(b)	0.19	(b)	11	23.71	(c)	59
03/09/09	10/31/09	9.65	(0.01)	6.95		6.94	—	—	—	16.59	0.95	(b)	1.80	(b)	(0.04	)(b)	23	71.92	(c)	49
Class R-3*
12/28/09	04/30/10	17.86	(0.04)	1.91		1.87	—	—	—	19.73	1.69	(b)	2.83	(b)	(0.59	)(b)	11	10.47	(c)	0
Class R-5*
12/28/09	04/30/10	17.92	0.01	1.92		1.93	—	—	—	19.85	0.95	(b)	2.10	(b)	0.15	(b)	11	10.77	(c)	0

Eagle Small Cap Growth Fund
Class A*
11/01/09	04/30/10	25.10	(0.01)	6.74		6.73	—	—	—	31.83	1.30	(b)	1.30	(b)	(0.07	)(b)	21	26.81	(c)	263
11/01/08	10/31/09	22.52	(0.18)	2.76		2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46		200
11/01/07	10/31/08	41.33	(0.16)	(12.81)		(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46	(d)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(d)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13)	2.43	(d)	2.30	—	(1.56)	(1.56)	32.93	1.30		1.25		(0.39)		50	7.08		225
Class C*
11/01/09	04/30/10	21.44	(0.10)	5.74		5.64	—	—	—	27.08	2.07	(b)	2.07	(b)	(0.79	)(b)	21	26.31	(c)	72
11/01/08	10/31/09	19.40	(0.30)	2.34		2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(d)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(d)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34)	2.23	(d)	1.89	—	(1.56)	(1.56)	30.03	2.05		2.00		(1.13)		50	6.26		91
Class I*
11/01/09	04/30/10	25.44	0.02	6.87		6.89	—	—	—	32.33	0.83	(b)	0.83	(b)	0.10	(b)	21	27.08	(c)	60
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(d)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(d)	4.23	—	—	—	37.91	0.95	(b)	1.08	(b)	(0.14	)(b)	49	12.56	(c)	0
Class R-3*
11/01/09	04/30/10	24.96	(0.01)	6.65		6.64	—	—	—	31.60	1.57	(b)	1.57	(b)	(0.10	)(b)	21	26.60	(c)	2
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(d)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(d)	1.89	—	—	—	37.88	1.60	(b)	2.05	(b)	(1.04	)(b)	49	5.25	(c)	0
Class R-5*
11/01/09	04/30/10	25.43	0.05	6.83		6.88	—	—	—	32.31	0.88	(b)	0.88	(b)	0.34	(b)	21	27.05	(c)	41
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(d)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(d)	2.02	—	—	—	37.88	0.83	(b)	0.83	(b)	(0.10	)(b)	49	5.63	(c)	13

† The data for the fiscal periods ending after October 31, 2009 are unaudited.

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Annualized. (c) Not annualized. (d) Includes redemption fee amounts that represent less than $0.01 per share. (e) Denotes a partial period when the Eagle Capital Appreciation Fund and Eagle Growth & Income Fund changed their fiscal and tax year ends to October 31. (f) Includes tax return of capital distribution of $0.02 per share. (g) There were no shares outstanding from February 25, 2009 through March 12, 2009.

The accompanying notes are an integral part of the financial statements.	45

Notes to Financial Statements

UNAUDITED	04.30.2010

NOTE 1  |  Organization and investment objective The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

The Eagle Family of Funds consist of the Trusts in addition to another investment company advised by the Manager, the Eagle Cash Trust. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Eagle Family of Funds.

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in seven series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Large Cap Core Fund (“Large Cap Core Fund”) seeks long-term growth through capital appreciation,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund”) seeks capital growth, and

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation.

Class offerings Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers.

•	For all funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

46

Notes to Financial Statements

UNAUDITED	04.30.2010

•	Security is newly issued;

•	Issuer specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards. Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•

Fixed income securities Government, corporate, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

47

Notes to Financial Statements

UNAUDITED	04.30.2010

•

Short-term securities The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•	Futures and options Futures and options are valued on the basis of market quotations, if available.

Each Fund utilizes a three level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2010.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Domestic common stocks (a)	$569,945,000	$—	$569,945,000
Short-term investments	—	19,707,000	19,707,000
Total investment portfolio	$569,945,000	$19,707,000	$589,652,000
Growth & Income Fund
Domestic common stocks (a)	$123,799,442	$—	$123,799,442
Foreign common stocks
Beverages	—	3,575,229	3,575,229
Cosmetics/personal care	2,490,073	—	2,490,073
Electric	—	3,768,080	3,768,080
Entertainment	—	1,589,921	1,589,921
Financial services	1,415,355	3,076,040	4,491,395
Food	—	5,787,255	5,787,255

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Growth & Income Fund (cont’d)
Insurance	$4,113,981	$1,625,936	$5,739,917
Internet	2,481,480	—	2,481,480
Multimedia	—	1,582,153	1,582,153
Oil & gas	1,949,498	3,759,407	5,708,905
Pharmaceuticals	3,500,308	3,770,096	7,270,404
Telecommunications	6,563,602	8,328,785	14,892,387
Domestic preferred stocks (a)	3,183,000	—	3,183,000
Domestic corporate bonds (a)	—	1,257,591	1,257,591
Foreign corporate bonds (a)	—	1,438,540	1,438,540
Domestic convertible bonds (a)	—	67,744	67,744
Short-term investments	—	7,152,000	7,152,000
Total investment portfolio	$149,496,739	$46,778,777	$196,275,516
International Equity Fund
Foreign common stocks
Advertising	$130,530	$ —	$130,530
Aerospace/defense	—	160,446	160,446
Agriculture	823,622	—	823,622
Apparel	—	196,186	196,186
Auto manufacturers	1,421,205	2,524,273	3,945,478
Auto parts & equipment	—	257,290	257,290
Banks	3,442,002	16,224,046	19,666,048
Beverages	1,251,708	864,761	2,116,469
Broadcasting services/programs	202,598	—	202,598
Building materials	547,779	1,255,581	1,803,360
Chemicals	656,660	606,363	1,263,023
Coal	—	189,670	189,670
Commercial services	5,090	215,845	220,935
Computers	206,466	1,750,638	1,957,104
Cosmetics/personal care	—	171,133	171,133
Distribution/wholesale	—	969,396	969,396
Diversified manufacturer	—	230,548	230,548
Electric	607,164	636,124	1,243,288
Electrical components & equipment	—	390,876	390,876
Electronics	590,419	1,818,932	2,409,351
Engineering & construction	186,712	3,018,774	3,205,486
Financial services	350,789	1,699,163	2,049,952
Food	890,788	5,496,112	6,386,900
Food service	—	110,975	110,975
Forest products & paper	—	531,611	531,611

48

Notes to Financial Statements

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	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
International Equity Fund (cont’d)
Hand/machine tools	$—	$410,228	$410,228
Healthcare products	355,802	743,948	1,099,750
Healthcare services	55,860	—	55,860
Home furnishings	—	710,149	710,149
Household products	—	1,259,811	1,259,811
Insurance	272,333	1,926,590	2,198,923
Internet	—	261,010	261,010
Iron/steel	438,277	886,173	1,324,450
Leisure time	—	74,695	74,695
Lodging	—	107,585	107,585
Machinery	171,157	1,286,361	1,457,518
Metal fabricate/hardware	—	165,644	165,644
Mining	3,569,766	6,051,966	9,621,732
Multimedia	—	428,170	428,170
Office/business equipment	102,582	341,180	443,762
Oil & gas	2,275,374	4,363,825	6,639,199
Oil & gas services	—	302,454	302,454
Pharmaceuticals	3,464,401	3,420,492	6,884,893
Retail	142,560	1,449,832	1,592,392
Semiconductor equipment	—	203,242	203,242
Semiconductors	—	1,132,861	1,132,861
Software	74,950	252,007	326,957
Telecommunications	1,525,444	1,942,808	3,468,252
Television, cable & radio	73,860	—	73,860
Toys/games/hobbies	—	659,073	659,073
Transportation	816,701	794,361	1,611,062
Water	—	170,908	170,908
Foreign preferred stocks
Auto manufacturers	122,145	210,293	332,438
Electric	78,147	—	78,147
Food	255,294	—	255,294
Household products	—	224,481	224,481
Oil & gas	371,579	—	371,579
Investment companies
Commodity fund	1,141,685	—	1,141,685
Equity fund	1,010,083	577,931	1,588,014
Mining	1,173,913	—	1,173,913
Short-term investments	—	619,000	619,000
Other financial instruments (b)	217,692	—	217,692
Total investment portfolio	$29,023,137	$70,295,821	$99,318,958

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Investment Grade Bond Fund
Domestic corporate bonds (a)	$ —	$11,372,249	$11,372,249
U.S. Government agency securities (a)	—	8,337,788	8,337,788
U.S. Treasuries (a)	—	9,409,692	9,409,692
Mortgage-backed obligations (a)	—	7,693,100	7,693,100
Short-term investments	—	705,000	705,000
Total investment portfolio	$ —	$37,517,829	$37,517,829
Large Cap Core Fund
Domestic common stocks (a)	$125,817,156	$—	$125,817,156
Investment companies (a)	4,057,733	—	4,057,733
Short-term investments	—	14,096,000	14,096,000
Total investment portfolio	$129,874,889	$14,096,000	$143,970,889
Mid Cap Growth Fund
Domestic common stocks (a)	$185,467,175	$—	$185,467,175
Short-term investments	—	2,922,000	2,922,000
Total investment portfolio	$185,467,175	$2,922,000	$188,389,175
Mid Cap Stock Fund
Domestic common stocks (a)	$1,396,727,238	$—	$1,396,727,238
Foreign common stocks (a)	173,248,677	—	173,248,677
Total investment portfolio	$1,569,975,915	$—	$1,569,975,915
Small Cap Core Value Fund
Domestic common stocks (a)	$68,346,292	$—	$68,346,292
Investment companies (a)	1,355,851	—	1,355,851
Short-term investments	—	3,092,000	3,092,000
Total investment portfolio	$69,702,143	$3,092,000	$72,794,143
Small Cap Growth Fund
Domestic common stocks (a)	$430,076,119	$—	$430,076,119
Short-term investments	—	4,909,000	4,909,000
Total investment portfolio	$430,076,119	$4,909,000	$434,985,119
(a) Please see the investment portfolio for detail by industry. (b) Other financial instruments include foreign forward currency contracts which are valued at the unrealized appreciation/(depreciation) of the instrument.

As of April 30, 2010, no Fund had any investments classified as Level 3.

Derivative instruments The Funds have adopted the provisions of FASB Accounting Standards CodificationTM ASC 815-10-50 (“Statement”). The new requirement amends and expands the disclosure requirement related to derivative instruments in order to provide users of financial statements with an enhanced understanding of the use of derivative instruments

49

Notes to Financial Statements

UNAUDITED	04.30.2010

by a Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Statement requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the period ended April 30, 2010, the International Equity Fund engaged in limited derivative activity. The contract amounts in the Investment Portfolio are representative of typical volumes.

Fair values of derivative instruments for the International Equity Fund as of April 30, 2010 are as follows:

Type of derivative	Balance Sheet location	Value
Assets
Forward foreign currency contracts	Unrealized gain on forward foreign currency contracts	$282,680
Liabilities
Forward foreign currency contracts	Unrealized loss on forward foreign currency contracts	$64,988

The effect of derivative instruments on the International Equity Fund’s Statement of Operations for the period ended April 30, 2010 is as follows:

Type of derivative	Forward foreign currency contracts
Location of gain (loss) on derivatives recognized in income	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
Realized gain (loss) on derivatives recognized in income	$(21,984)
Change in unrealized appreciation (depreciation) on derivatives recognized in income	$483,407

During the period ended April 30, 2010, no other Fund engaged in derivative activity.

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency contracts Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at

50

Notes to Financial Statements

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least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statements of Operations.

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different expense for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each Fund except the Investment Grade Bond Fund and the Growth & Income Fund, distributions of net investment income are made annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes.

Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/09 to 4/30/10	11/1/08 to 10/31/09
Growth & Income Fund
Class A	$849,934	$2,076,204
Class C	278,230	931,321
Class I	39,725	21,594
Class R-3	2,166	1,808
Class R-5	13	—
International Equity Fund
Class A	—	2,569,804
Class C	—	2,744,203
Class I	—	—
Class R-3	—	—
Class R-5	—	—
Investment Grade Bond Fund
Class A	15,297	N/A
Class C	5,045	N/A
Class I	12	N/A
Class R-3	1	N/A
Class R-5	2	N/A
Large Cap Core Fund
Class A	50,802	123,051
Class C	—	10,575
Class I	914,784	2,099,947
Class R-3	—	—
Class R-5	161	—
Small Cap Core Value Fund
Class A	—	—
Class C	—	—
Class I	37,833	—
Class R-3	—	—
Class R-5	—	—

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/09 to 4/30/10
Small Cap Core Value Fund
Class A	$209,246
Class C	124,062
Class I	1,694,520
Class R-3	—
Class R-5	—

51

Notes to Financial Statements

UNAUDITED	04.30.2010

No distributions were paid to shareholders from net realized gains during the period November 1, 2008 to October 31, 2009.

Offering and organizational costs Offering costs of $79,835 associated with the formation of the Investment Grade Bond Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. Also, organizational costs of $41,232 associated with the formation of the fund were charged and expensed after the commencement of operations.

Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities For the six-month period ended April 30, 2010, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$153,033,470	$137,768,014
Growth & Income Fund	84,230,397	37,967,704
International Equity Fund	62,268,201	87,023,003
Investment Grade Bond Fund	42,531,430	5,633,549
Large Cap Core Fund	18,289,098	27,319,842
Mid Cap Growth Fund	67,672,936	66,412,864
Mid Cap Stock Fund	1,901,254,774	1,900,323,144
Small Cap Core Value Fund	8,229,589	6,837,946
Small Cap Growth Fund	108,782,241	75,555,516

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
Investment Grade Bond Fund	All assets	0.30%
Large Cap Core Fund	All assets	0.60%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Core Value Fund and Small Cap Growth Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I and Class R-5. For the six-month period ended April 30, 2010, the amount of administrative fees charged to the Funds were as follows:

Administrative fees	Class A	Class C
Capital Appreciation Fund	$314,065	$66,685
Growth & Income Fund	80,061	43,255
International Equity Fund	36,465	46,545
Investment Grade Bond Fund	4,228	2,735
Large Cap Core Fund	8,647	7,262
Mid Cap Growth Fund	81,443	38,123
Mid Cap Stock Fund	648,272	182,966
Small Cap Core Value Fund	5,267	3,013
Small Cap Growth Fund	171,079	48,902

Administrative fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$9,520	$545	$11,358
Growth & Income Fund	1,804	220	1
International Equity Fund	79	1	1
Investment Grade Bond Fund	1	—	1
Large Cap Core Fund	56,474	1	10
Mid Cap Growth Fund	3,624	323	1
Mid Cap Stock Fund	151,389	2,413	32,520
Small Cap Core Value Fund	27,112	1	1
Small Cap Growth Fund	16,407	1,168	17,511

Subadvisory fees The Manager entered into subadvisory agreements with certain parties to provide investment advice,

52

Notes to Financial Statements

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portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund, Growth & Income Fund and International Equity Fund.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Small Cap Core Value Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly.

Distribution and service fees Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution and service rate for Class A shares is 0.25%; for Class C shares is 1% and for Class R-3 shares is 0.50%. The Distribution plans for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. For the six-month period ended April 30, 2010, the amount of distribution and service fees charged to the Funds under the Rule 12b-1 Plans were as follows:

Fees under the Rule 12b-1 Plans	Class A	Class C	Class R-3
Capital Appreciation Fund	$523,441	$444,564	$1,818
Growth & Income Fund	133,433	288,369	735
International Equity Fund	60,776	310,299	4
Investment Grade Bond Fund	7,046	18,233	2
Large Cap Core Fund	14,413	48,410	4
Mid Cap Growth Fund	135,738	254,152	1,078
Mid Cap Stock Fund	1,080,453	1,219,775	8,043
Small Cap Core Value Fund	8,777	20,084	4
Small Cap Growth Fund	285,135	326,012	3,892

Sales charges For the six-month period ended April 30, 2010, total front-end and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$48,707	$—	$1,738
Growth & Income Fund	173,541	7	2,763
International Equity Fund	10,401	11	1,804
Investment Grade Bond Fnd	49,637	—	32
Large Cap Core Fund	1,542	—	235
Mid Cap Growth Fund	33,594	6	691
Mid Cap Stock Fund	166,103	7	6,852
Small Cap Core Value Fund	14,793	—	142
Small Cap Growth Fund	43,423	68	2,956

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions For the six-month period ended April 30, 2010, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$229,591	$—
Growth & Income Fund	86,308	538
International Equity Fund	193,110	—
Large Cap Core Fund	32,989	—
Mid Cap Growth Fund	143,704	1,363
Mid Cap Stock Fund	3,137,645	24,294
Small Cap Core Value Fund	17,983	92
Small Cap Growth Fund	230,029	1,976

Internal audit fees RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Fund accounting fees Eagle Fund Services, Inc. (“EFS”) is the fund accountant for each of the Funds except the International Equity Fund. For providing fund accounting services, EFS receives payment from the Funds at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The custodian, not EFS, provides fund accounting services for the International Equity Fund.

Shareholder servicing fees EFS is the shareholder servicing agent for each of the Funds. For providing shareholder services, EFS receives payment from the Funds at a fixed fee per shareholder

53

Notes to Financial Statements

UNAUDITED	04.30.2010

account plus any out-of-pocket expenses. For the six-month period ended April 30, 2010, the amount of Shareholder Servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class C
Capital Appreciation Fund	$383,520	$82,377
Growth & Income Fund	84,038	42,482
International Equity Fund	45,063	58,845
Investment Grade Bond Fund	749	964
Large Cap Core Fund	9,594	11,695
Mid Cap Growth Fund	84,130	44,518
Mid Cap Stock Fund	890,721	239,926
Small Cap Core Value Fund	5,620	4,831
Small Cap Growth Fund	228,009	72,529

Shareholder servicing fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Fund	$10,620	$483	$10,206
Growth & Income Fund	2,087	135	9
International Equity Fund	79	15	9
Investment Grade Bond Fund	8	4	4
Large Cap Core Fund	158,316	6	38
Mid Cap Growth Fund	2,593	587	12
Mid Cap Stock Fund	153,128	2,378	31,340
Small Cap Core Value Fund	83,440	9	7
Small Cap Growth Fund	6,165	1,722	14,672

Expense limitations For the periods indicated in the table below, Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	3/1/10 to 2/28/11	3/1/09 to 2/28/10
Capital Appreciation Fund
Class A	1.40%	1.40%
Class C	2.20%	2.20%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Growth & Income Fund
Class A	1.40%	1.40%
Class C	2.20%	2.20%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%

Expense limitations rate schedule (cont’d)	3/1/10 to 2/28/11	3/1/09 to 2/28/10
International Equity Fund
Class A	1.75%	1.75%
Class C	2.55%	2.55%
Class I	1.15%	1.15%
Class R-3	1.75%	1.75%
Class R-5	1.15%	1.15%
Investment Grade Bond Fund
Class A	0.85%	N/A
Class C	1.65%	N/A
Class I	0.60%	N/A
Class R-3	1.15%	N/A
Class R-5	0.60%	N/A
Large Cap Core Fund
Class A	1.40%	1.40%
Class C	2.20%	2.20%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Mid Cap Growth Fund
Class A	1.50%	1.50%
Class C	2.30%	2.30%
Class I	0.95%	0.95%
Class R-3	1.70%	1.75%
Class R-5	0.95%	0.95%
Mid Cap Stock Fund
Class A	1.50%	1.50%
Class C	2.30%	2.30%
Class I	0.95%	0.95%
Class R-3	1.70%	1.75%
Class R-5	0.95%	0.95%
Small Cap Core Value Fund
Class A	1.50%	1.50%
Class C	2.30%	2.30%
Class I	0.95%	0.95%
Class R-3	1.70%	1.70%
Class R-5	0.95%	0.95%
Small Cap Growth Fund
Class A	1.50%	1.50%
Class C	2.30%	2.30%
Class I	0.95%	0.95%
Class R-3	1.70%	1.70%
Class R-5	0.95%	0.95%

54

Notes to Financial Statements

UNAUDITED	04.30.2010

For the six-month period ended April 30, 2010, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	Fund level	Class A	Class C
International Equity Fund	$106,243	$—	$—
Investment Grade Bond Fund	86,801	4,976	2,787
Large Cap Core Fund	—	2,631	3,415
Small Cap Core Value Fund	49,451	418	839
Expenses waived and/or reimbursed (cont'd)	Class I	Class R-3	Class R-5
Growth & Income Fund	$425	$—	$9
International Equity Fund	158	15	10
Investment Grade Bond Fund	10	5	5
Large Cap Core Fund	155,916	5	37
Mid Cap Growth Fund	497	13	12
Small Cap Core Value Fund	110,463	9	9

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/11	10/31/10
Growth & Income Fund Class A	$108,210	$—
Growth & Income Fund Class C	44,451	—
Growth & Income Fund Class I	1,097	—
International Equity Fund	120,582	—
International Equity Fund Class A	28,859	—
International Equity Fund Class C	24,484	—
International Equity Fund Class I	118	—
Large Cap Core Fund Class A	8,172	—
Large Cap Core Fund Class C	11,295	—
Large Cap Core Fund Class I	327,069	148,145
Large Cap Core Fund Class R-5	37	113
Mid Cap Growth Fund Class I	2,265	83
Small Cap Core Value Fund	281,547	—
Small Cap Core Value Fund Class A	8,003	—
Small Cap Core Value Fund Class C	6,223	—
Small Cap Core Value Fund Class I	134,164	—

For the six-month period ended April 30, 2010, the Manager recovered previously waived expenses from the Growth & Income Fund’s Class A shares in the amount of $41,542 and Class C shares in the amount of $39,832.

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 to October 31, 2009) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

55

Notes to Financial Statements

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As of April 30, 2010, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$472,196,942
Growth & Income Fund	177,583,963
International Equity Fund	98,181,625
Investment Grade Bond Fund	37,284,792
Large Cap Core Fund	130,393,936
Mid Cap Growth Fund	140,489,144
Mid Cap Stock Fund	1,438,102,253
Small Cap Core Value Fund	44,805,981
Small Cap Growth Fund	310,905,277

As of April 30, 2010, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$126,832,061	$(9,377,003)	$117,455,058
Growth & Income Fund	26,142,684	(7,451,131)	18,691,553
International Equity Fund	16,599,902	(15,680,261)	919,641
Investment Grade Bond Fund	254,243	(21,206)	233,037
Large Cap Core Fund	22,595,562	(9,018,609)	13,576,953
Mid Cap Growth Fund	50,332,266	(2,432,235)	47,900,031
Mid Cap Stock Fund	161,589,731	(29,716,069)	131,873,662
Small Cap Core Value Fund	28,320,441	(332,279)	27,988,162
Small Cap Growth Fund	133,141,233	(9,061,391)	124,079,842

NOTE 6  |  Subsequent events The Manager has evaluated subsequent events through June 18, 2010, the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Funds’ financial statements.

56

Understanding Your Ongoing Costs

UNAUDITED	04.30.2010

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund held from the beginning period date indicated through April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning period date	Account value at beginning period date	Ending account value at April 30, 2010	Expenses paid during period (a)	Annualized expense ratio	Number of days in the period
Eagle Capital Appreciation Fund
Class A	11/01/09	$1,000.00	$1,142.20	$6.67	1.26%	181
Class C	11/01/09	$1,000.00	$1,138.20	$10.65	2.01%	181
Class I	11/01/09	$1,000.00	$1,144.50	$4.70	0.88%	181
Class R-3	11/01/09	$1,000.00	$1,140.80	$7.73	1.46%	181
Class R-5	11/01/09	$1,000.00	$1,144.30	$4.59	0.86%	181
Eagle Growth & Income Fund
Class A	11/01/09	$1,000.00	$1,107.80	$7.32	1.40%	181
Class C	11/01/09	$1,000.00	$1,103.80	$11.48	2.20%	181
Class I	11/01/09	$1,000.00	$1,109.20	$4.97	0.95%	181
Class R-3	11/01/09	$1,000.00	$1,107.30	$7.88	1.51%	181
Class R-5	12/28/09	$1,000.00	$1,054.50	$3.31	0.95%	123
Eagle International Equity Fund
Class A	11/01/09	$1,000.00	$1,047.60	$8.81	1.73%	181
Class C	11/01/09	$1,000.00	$1,043.60	$12.61	2.49%	181
Class I	11/01/09	$1,000.00	$1,050.60	$5.84	1.15%	181
Class R-3	12/28/09	$1,000.00	$982.70	$5.84	1.75%	123
Class R-5	12/28/09	$1,000.00	$985.20	$3.84	1.15%	123
Eagle Investment Grade Bond Fund
Class A	03/01/10	$1,000.00	$1,007.00	$1.40	0.85%	60
Class C	03/01/10	$1,000.00	$1,005.90	$2.72	1.65%	60
Class I	03/01/10	$1,000.00	$1,007.20	$0.99	0.60%	60
Class R-3	03/01/10	$1,000.00	$1,006.80	$1.79	1.09%	60
Class R-5	03/01/10	$1,000.00	$1,007.90	$0.99	0.60%	60
Eagle Large Cap Core Fund
Class A	11/01/09	$1,000.00	$1,140.80	$7.26	1.37%	181
Class C	11/01/09	$1,000.00	$1,135.80	$11.48	2.17%	181
Class I	11/01/09	$1,000.00	$1,142.60	$5.05	0.95%	181
Class R-3	12/28/09	$1,000.00	$1,066.60	$5.76	1.65%	123
Class R-5	11/01/09	$1,000.00	$1,142.90	$5.05	0.95%	181
Eagle Mid Cap Growth Fund
Class A	11/01/09	$1,000.00	$1,261.20	$7.56	1.35%	181
Class C	11/01/09	$1,000.00	$1,256.40	$11.85	2.12%	181
Class I	11/01/09	$1,000.00	$1,263.70	$5.33	0.95%	181
Class R-3	11/01/09	$1,000.00	$1,259.00	$9.58	1.70%	181
Class R-5	12/28/09	$1,000.00	$1,104.50	$3.40	0.95%	123
Eagle Mid Cap Stock Fund
Class A	11/01/09	$1,000.00	$1,155.50	$6.37	1.19%	181
Class C	11/01/09	$1,000.00	$1,151.00	$10.31	1.93%	181
Class I	11/01/09	$1,000.00	$1,157.80	$4.21	0.79%	181
Class R-3	11/01/09	$1,000.00	$1,154.40	$7.39	1.38%	181
Class R-5	11/01/09	$1,000.00	$1,158.00	$4.19	0.78%	181
Eagle Small Cap Core Value Fund
Class A	11/01/09	$1,000.00	$1,233.20	$8.30	1.50%	181
Class C	11/01/09	$1,000.00	$1,228.80	$12.71	2.30%	181
Class I	11/01/09	$1,000.00	$1,237.10	$5.27	0.95%	181
Class R-3	12/28/09	$1,000.00	$1,104.70	$6.01	1.69%	123
Class R-5	12/28/09	$1,000.00	$1,107.70	$3.41	0.95%	123
Eagle Small Cap Growth Fund
Class A	11/01/09	$1,000.00	$1,268.10	$7.30	1.30%	181
Class C	11/01/09	$1,000.00	$1,263.10	$11.62	2.07%	181
Class I	11/01/09	$1,000.00	$1,270.80	$4.68	0.83%	181
Class R-3	11/01/09	$1,000.00	$1,266.00	$8.83	1.57%	181
Class R-5	11/01/09	$1,000.00	$1,270.50	$4.97	0.88%	181

(a) Expenses are calculated using each Funds’ annualized expense ratio for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period; and then dividing that result by the actual number of days in the fiscal year (365).

57

Understanding Your Ongoing Costs

UNAUDITED	04.30.2010

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from November 1, 2009 through April 30, 2010 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value November 1, 2009	Ending account value April 30, 2010	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,018.56	$6.29	1.26%
Class C	$1,000.00	$1,014.83	$10.03	2.01%
Class I	$1,000.00	$1,020.41	$4.43	0.88%
Class R-3	$1,000.00	$1,017.57	$7.28	1.46%
Class R-5	$1,000.00	$1,020.51	$4.32	0.86%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,013.89	$10.99	2.20%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,017.32	$7.54	1.51%
Class R-5	$1,000.00	$1,020.06	$4.78	0.95%
Eagle International Equity Fund
Class A	$1,000.00	$1,016.19	$8.67	1.73%
Class C	$1,000.00	$1,012.45	$12.42	2.49%
Class I	$1,000.00	$1,019.10	$5.75	1.15%
Class R-3	$1,000.00	$1,016.12	$8.74	1.75%
Class R-5	$1,000.00	$1,019.09	$5.75	1.15%
Eagle Investment Grade Bond Fund
Class A	$1,000.00	$1,020.58	$4.26	0.85%
Class C	$1,000.00	$1,016.61	$8.25	1.65%
Class I	$1,000.00	$1,021.82	$3.01	0.60%
Class R-3	$1,000.00	$1,019.40	$5.44	1.09%
Class R-5	$1,000.00	$1,021.82	$3.00	0.60%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,018.02	$6.84	1.37%
Class C	$1,000.00	$1,014.05	$10.82	2.17%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.60	$8.27	1.65%
Class R-5	$1,000.00	$1,020.09	$4.76	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,018.11	$6.75	1.35%
Class C	$1,000.00	$1,014.29	$10.58	2.12%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.31	$8.55	1.70%
Class R-5	$1,000.00	$1,020.04	$4.80	0.95%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,018.88	$5.97	1.19%
Class C	$1,000.00	$1,015.21	$9.66	1.93%
Class I	$1,000.00	$1,020.89	$3.94	0.79%
Class R-3	$1,000.00	$1,017.93	$6.92	1.38%
Class R-5	$1,000.00	$1,020.91	$3.92	0.78%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,013.39	$11.48	2.30%
Class I	$1,000.00	$1,020.08	$4.76	0.95%
Class R-3	$1,000.00	$1,016.39	$8.47	1.69%
Class R-5	$1,000.00	$1,020.04	$4.80	0.95%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,018.35	$6.50	1.30%
Class C	$1,000.00	$1,014.52	$10.35	2.07%
Class I	$1,000.00	$1,020.67	$4.16	0.83%
Class R-3	$1,000.00	$1,017.00	$7.86	1.57%
Class R-5	$1,000.00	$1,020.42	$4.42	0.88%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365).

58

Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund	Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund
Call				X
Covered call options		X
Credit		X	X	X
Derivatives			X
Emerging markets			X
Focused holdings	X				X
Foreign securities		X	X	X
Govt sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X	X
High-yield securities		X	X	X
Inflation				X
Interest rates		X	X	X
Issuer and market				X
Liquidity			X	X
Market timing activities		X	X					X	X
Mortgage- and asset-backed securities				X
Other investment companies and ETFs			X	X				X
Portfolio turnover			X			X	X
Sectors	X		X		X		X
Small- and mid-cap companies	X	X	X			X	X	X	X
Stock market		X	X		X	X	X	X	X
Value stocks		X			X		X	X

Call  |  Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates.

Covered call options  |  Covered call option risk arises due to potential changes in the value of the stock on which the option is written.

Credit  |  Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

Derivatives  |   Derivative risk is the risk that the strategy used in purchasing futures contracts, forward foreign currency contract and options on futures may not succeed.

Emerging markets  |  Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers.

Focused holdings  |  Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds.

Foreign securities  |  Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes.

59

Principal Risks

Government sponsored enterprises  |  Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government.

Growth stocks  |  Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield.

High-yield securities  |  High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility.

Inflation  |  Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities.

Interest rates  |  Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by a fund.

Issuer and market  |  Issuer and market risk is the risk that market conditions or other events that impact specific fixed-income issuers will have an adverse effect on the fund’s yield.

Liquidity  |  Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous price or time.

Market timing activities  |  Market timing risk arises because a fund’s value may be affected by market timing, especially in high-yield and foreign securities.

Mortgage- and asset-backed securities  |   Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal.

Other investment companies and ETFs  |  Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

Portfolio turnover  |  Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs.

Sectors  |  Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

Small- and mid-cap companies  |  Investments in small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies.

Stock market  |  Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Value stocks  |  Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

60

eDelivery is the most convenient, economical and

environmentally-conscious way to receive information about your fund.

To enroll, please visit

eagleasset.com/eDelivery

Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset. com or by accessing the Commission’s website at www.sec.gov.

727.567.8143  |  800.421.4184

Eagle Fund Distributors, Inc., Member FINRA  |  Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Eagle Growth & Income Fund have concluded that such disclosure controls and procedures are effective as of June 22, 2010.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Eagle Growth & Income Fund that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 22, 2010	EAGLE GROWTH & INCOME FUND

/S/ J. COOPER ABBOTT
J. Cooper Abbott
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 22, 2010	EAGLE GROWTH & INCOME FUND

/S/ J. COOPER ABBOTT
J. Cooper Abbott
Principal Executive Officer

Date: June 22, 2010

/S/ M. LISA CRATER
M. Lisa Crater
Principal Financial Officer